UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: February 28, 2021

Date of reporting period:  February 28, 2021

Item 1. Reports to Stockholders.

(a) [Insert full text of semi-annual or annual report here]

Pzena Funds
Annual Report	FEBRUARY 28, 2021

PZENA MID CAP VALUE FUND
Investor Class PZVMX
Institutional Class PZIMX

PZENA EMERGING MARKETS VALUE FUND
Investor Class PZVEX
Institutional Class PZIEX

PZENA SMALL CAP VALUE FUND
Investor Class PZVSX
Institutional Class PZISX

PZENA INTERNATIONAL SMALL CAP VALUE FUND
Investor Class PZVIX
Institutional Class PZIIX

1-844-PZN-1996 (1-844-796-1996) • www.pzenafunds.com

Table of Contents

Letter to Shareholders	1

Pzena Funds Commentary
Pzena Mid Cap Value Fund	2
Pzena Emerging Markets Value Fund	5
Pzena Small Cap Value Fund	8
Pzena International Small Cap Value Fund	11

Pzena Mid Cap Value Fund
Portfolio Allocation	14
Schedule of Investments	15

Pzena Emerging Markets Value Fund
Portfolio Allocation	16
Schedule of Investments	17
Portfolio Diversification	19

Pzena Small Cap Value Fund
Portfolio Allocation	20
Schedule of Investments	21

Pzena International Small Cap Value Fund
Portfolio Allocation	23
Schedule of Investments	24
Portfolio Diversification	26

Statements of Assets and Liabilities	27

Statements of Operations	29

Statements of Changes in Net Assets
Pzena Mid Cap Value Fund	31
Pzena Emerging Markets Value Fund	32
Pzena Small Cap Value Fund	33
Pzena International Small Cap Value Fund	34

Financial Highlights
Pzena Mid Cap Value Fund	35
Pzena Emerging Markets Value Fund	37
Pzena Small Cap Value Fund	39
Pzena International Small Cap Value Fund	41

Notes to Financial Statements	43

Report of Independent Registered Public Accounting Firm	52

Expense Example	53

Information about Trustees and Officers	55

Approval of Investment Advisory Agreement	58

Notice to Shareholders	61

Liquidity Risk Management Program	62

Privacy Notice	63

Dear Shareholder:

The Funds’ fiscal year started just as investors, and the world at large, were trying to digest the magnitude of the pandemic and its potential impact. For investors, the initial reaction was to sell economically sensitive stocks. The pandemic initially boosted the premium investors were willing to pay for growth companies, like technology firms, whose top and bottom lines surged even as lockdowns shuttered most of the economy. This gave us the opportunity to purchase good business franchises with the operating and financial flexibility to weather the pandemic and come out of it stronger, from both a financial and competitive perspective.

October marked a rotation as news of vaccines for COVID-19 helped spur market interest in sectors that had been laggards, primarily in shares of companies more exposed to the economic cycle whose valuations had plunged. Think energy companies and banks. This led to a resurgence of value stock indices that continued through February; during this stretch, our Funds outperformed the indices significantly due to their deep value orientation. The size of the value rotation is the largest since 2009.

The history of investing is one of cycles. Our work reviewing value cycles of the past 50 years helps put the recent period into context. At just six months, this value rally is, so far, half the duration of the shortest pro-value cycle, and has delivered 32 percentage points of outperformance (value versus the universe1), versus the average pro-value cycle that has lasted 62 months and delivered 138 percentage points of outperformance. If history is prologue, it would indicate the value rally we have recently experienced is in its early stages, both in terms of length and amount of outperformance.

In light of this, and a number of other factors highlighted below, we believe this value cycle has just begun:

•	the brevity of the current value rally to-date compared to past value cycles,

•	strong projected earnings growth for value stocks,

•	significant opportunity for re-rating as sentiment continues to improve, and

•	the opportunity we are seeing to build portfolios of deeply undervalued stocks at attractive valuations, particularly relative to the overall market valuation.

This value rally began like in past cycles, as sentiment improved dramatically over a relatively short period of time. The relatively modest outperformance of value compared to past value cycles, and the extreme depth of the previous anti-value cycle, all portent a strong recovery, particularly given that value stocks tend to register significant outperformance over the five years following the start of a recession. Although these recoveries can be bumpy as uncertainties are resolved, the evidence indicates we are in the early stages of a powerful period of value outperformance.

On the following pages, the portfolio management teams review investment decisions and current positioning. Please take a few minutes to read these letters.

If you have questions about your Pzena Fund’s portfolio, please get in touch with your advisor or a member of our team of registered representatives.

We thank you for investing with us. As always, we are committed to our philosophy of value investing with a long-term outlook.

Best regards,

Pzena Investment Management, LLC

[1]	Value is defined as the cheapest quintile of stocks in the universe (largest 1,000 U.S. stocks based on market capitalization) on a price-to-book basis.

Price to Book ratio (P/B ratio) – A ratio for valuing a company that measures its current share price relative to its book value per share.

Past performance does not guarantee future results. Index performance is not indicative of fund performance. One cannot invest directly in an index.

Pzena Mid Cap Value Fund
Commentary
February 2021

CHANGE IN VALUE OF $1,000,000 INVESTMENT

Average Annual Total Returns for the Fiscal Year Ended February 28, 2021.

						Since
	Three	Six	One	Three	Five	Inception
	Months(1)	Months(1)	Year(1)	Years	Years	(3/31/2014)
Pzena Mid Cap Value Fund – Investor Class (PZVMX)	20.74%	49.37%	41.53%	7.11%	13.49%	8.39%
Pzena Mid Cap Value Fund – Institutional Class (PZIMX)	20.77%	49.59%	42.06%	7.48%	13.86%	8.72%
Russell Midcap® Value Index	12.47%	26.53%	27.72%	8.94%	12.45%	8.66%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996).

PZVMX Expense Ratio – Gross: 1.58%
PZVMX Expense Ratio – Net: 1.25%*

PZIMX Expense Ratio – Gross: 1.23%
PZIMX Expense Ratio – Net: 0.90%*

Expense ratios shown are as of the Fund’s registration statement dated June 28, 2020.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 27, 2021.

The 12-month period ended February 28, 2021, was characterized by extraordinary stock price volatility. It began with U.S. equities suffering one of their sharpest declines on record due to the COVID-19 outbreak and associated economic contraction. Investors, eyeing an imminent recession, abandoned cyclical stocks that are more levered to the physical economy, and drove up mega cap tech valuations, resulting in some of the widest spreads between growth and value on record. After bottoming in late March, equities staged an equally powerful rally as lockdowns subsided, resulting in a pick-up in economic activity. The rally accelerated in early November, led by value shares, after several vaccine candidates proved highly effective, providing investors with a clearer line of sight to a return to normalcy. Value stocks continued to outperform in early 2021 on expectations of a sustained economic recovery due to massive government stimulus and a rebound in consumer spending. The shift in investor preference towards cyclical companies propelled the Fund’s outperformance over the Russell Midcap Value Index, led by the cyclical financials and industrials sectors.

The Fund’s top individual contributor for the period was global insurer American International Group, as shares rallied on strong third quarter earnings driven by better-than-expected General Insurance underwriting, and a year-over-year improvement in Life & Retirement results. The stock was also

Pzena Mid Cap Value Fund
Commentary (Continued)
February 2021

strong on the positive announcement that the company planned to separate its General Insurance and Life & Retirement businesses. Another top contributor was Olin Corp., a commodity chemical producer of chlorine derivatives and caustic soda, which started to see pricing improvements in its end markets due to housing demand growth. During the year, the company closed on its acquisition of Dow, Inc.’s assets, making it the largest producer of Chloralkali products in the U.S., and the stock also reacted positively to the new CEO’s plan to exercise Olin’s pricing power during tight market conditions, which should be positive for earnings in the short to medium term. Longer term, the supply/demand dynamic looks very favorable for the industry in general. Lastly, Terex Corp. (aerial work platform) shares rallied beginning in the third quarter on higher expectations of a cyclical recovery. The company also reported earnings that beat consensus estimates due to better decremental margins and cost savings measures.

The largest detractor for the period was Bermuda-based insurer Axis Capital Holdings, as the decline in rates pressured the company’s net interest income. The P&C insurer also incurred higher catastrophe losses due to several hurricanes (as well as other U.S. regional weather events), western wildfires, the explosion in Beirut, and COVID-19. Despite the challenging environment, management has done a good job keeping the company’s combined and loss ratios at reasonable levels, and the shares trade at just 6.6x our estimate of normal earnings. Oil services company, National Oilwell Varco (“NOV”), was down significantly in the period as the price of crude oil dropped precipitously due to concurrent supply and demand shocks. NOV’s management has focused on taking costs out of the business, enabling the company to generate positive free cash flow despite the tough operating environment. The stock remains attractively valued at just under 6x our estimate of normal earnings. Ad agency, Interpublic Group, also declined as discretionary advertising spending slowed during the downturn.

The market’s acute drop in March provided an almost unprecedented opportunity for us to pick up shares of quality franchises that were trading at what we believed to be unsustainable discounts. We took advantage of the extreme market dislocations by adding several new positions to the portfolio over the past year, including specialty chemical company Dow Inc., which operates a fleet of ethylene crackers around the world. The sustained decline in oil prices had the market worried about the collapse in the oil-to-gas spread and the possibility of permanent impairment of Dow’s earnings. Given the company’s unique access to cheap ethane (by-product of U.S. shale drilling) as feedstock, we believe the stock offers an attractive opportunity with a free-cash-flow yield north of 10%. Going forward, Dow and chemical producers alike are expected to continue benefitting from exceptionally lean supply chains, as demand remains elevated while inventory levels are low. We also initiated a position in Textron, Inc., which is a leader in private jet manufacturing and defense contracting with the U.S. government. Despite the market’s belief that the decline in business air travel will permanently sap demand, we believe the stage is set for an increase in private jet sales after a decade-long contraction. In addition to an anticipated cyclical volume recovery, Textron is expected to benefit from low used jet inventory levels, which should boost pricing. Having recently undergone a product refresh, Textron will have an excellent opportunity to push sales of its newest models, which aren’t currently available in the used market, further benefiting pricing. We added Texas utility company NRG Energy to the portfolio in May. NRG operates a fleet of conventional generation power plants, and runs a large retail electricity supply business. The company has historically experienced volatile earnings due to fluctuating power prices and uncompetitive renewables projects. Management has taken the appropriate steps to reduce volatility by matching generation with retail demand, while also divesting poorly-performing projects. We initiated a position in AIG after the share price was battered on fears that potential business interruption claims would upend the industry and force insurers like AIG to raise additional capital – an outcome we viewed as highly unlikely. While we anticipated that near-term earnings would come under pressure, the company’s significantly de-risked business model (since the global financial crisis) and cleaner balance sheet gave us confidence that the stock was severely undervalued on a normal earnings basis. Lastly, The Gap, Inc. was added to the portfolio after shares came under heavy selling pressure due to COVID-19-specific challenges for brick-and-mortar retailers. Despite near-term sales headwinds, we determined that Gap’s solid fundamentals and strong liquidity position would enable the business to survive the crisis, while accelerated restructuring efforts in its weaker segments combined with market share gains resulting from industry consolidation, should leave it well-positioned once conditions normalize.

We also increased our position in Halliburton Co. (diversified oil services) after the crude price selloff when the stock was trading at just 5x our estimate of normal earnings, as we expected the company to benefit substantially from material cost cuts once revenue picked back up. We continued to build our positions in Reinsurance Group of America, E&C company MasTec, Inc. and California regulated utility, Edison International. These purchases were funded by sales of ad agencies Omnicom and IPG, as well as investment firms Apollo Global Management and KKR.

While the portfolio has experienced very strong performance over the past few months, valuation spreads remain wide by historical standards, and we believe the value rotation is still in its infancy. The portfolio is heavily skewed towards

Pzena Mid Cap Value Fund
Commentary (Continued)
February 2021

economically sensitive and cyclical stocks that have been meaningfully affected by the pandemic, but have the liquidity to weather the downturn and the financial flexibility to cut costs and generate positive operating leverage once demand ultimately recovers. As such, the portfolio is most exposed to the financials, consumer discretionary and industrials sectors, which are poised to benefit disproportionally on the other side of the recession.

Mutual fund investing involves risk. Principal loss is possible. Investments in mid-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Mid Cap Fund may underperform other funds that use different investing styles. Investments in real estate investment trusts are subject to the risks associated with the direct ownership of real estate.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

The Russell Midcap® Value Index is an unmanaged index that measures the performance of those Russell Mid Cap® companies with lower price-to-book ratios and lower forecasted growth rates.

An index cannot be invested in directly.

The Pzena Funds are distributed by Quasar Distributors, LLC.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information.

Net interest income – a measure that reflects the difference between the revenue generated from interest-bearing assets and expenses associated with paying on interest-bearing liabilities.

Free cash flow – cash available after spending on capital goods and changes in working capital.

Free cash flow yield – cash available after spending on capital goods and changes in working capital divided by the company’s market capitalization.

Pzena Emerging Markets Value Fund
Commentary
February 2021

CHANGE IN VALUE OF $1,000,000 INVESTMENT

Average Annual Total Returns for the Fiscal Year Ended February 28, 2021.

						Since
	Three	Six	One	Three	Five	Inception
	Months(1)	Months(1)	Year(1)	Years	Years	(3/31/2014)
Pzena Emerging Markets Value Fund –
Investor Class (PZVEX)	17.39%	33.63%	33.63%	3.11%	13.71%	3.98%
Pzena Emerging Markets Value Fund –
Institutional Class (PZIEX)	17.48%	33.81%	33.96%	3.46%	14.04%	4.29%
MSCI Emerging Markets Index	11.49%	22.32%	36.05%	6.35%	15.24%	6.90%
MSCI Emerging Markets Value Index	12.40%	24.39%	25.12%	1.74%	11.31%	3.46%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996).

PZVEX Expense Ratio – Gross: 1.59%
PZVEX Expense Ratio – Net: 1.44%*

PZIEX Expense Ratio – Gross: 1.24%
PZIEX Expense Ratio – Net: 1.09%*

Expense ratios shown are as of the Fund’s registration statement dated June 28, 2020.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 27, 2021.

Global equity markets fell dramatically in March, led by already cheap value stocks, as the COVID-19 pandemic forced governments to institute strict lockdowns to control the spread of the virus, effectively pushing the world’s economy into recession. Stocks around the world rebounded from their March lows, finishing out the 12 months very strongly after three leading COVID-19 vaccine candidates proved highly effective in late-stage trials, providing investors with a clearer line of sight to a return to normalcy. The prospect of full-scale vaccinations and subsequent lifting of restrictions led the market to favor, beginning in November, economically sensitive and under-owned value stocks over their growth counterparts. Despite this value rally, the performance disparity between the growth and value indices was massive over the year: 21.59 percentage points in growth’s favor.

In this continued anti-value landscape, the Fund outperformed the MSCI Emerging Markets Value Index by over 10 percentage points, and modestly lagged the MSCI Emerging Markets Index, which was up 36.05%. The broad index was led

Pzena Emerging Markets Value Fund
Commentary (Continued)
February 2021

higher by the information technology, materials, and consumer discretionary sectors. Real estate was the only sector to deliver negative returns; financials and utilities were the next weakest performers in the index. By geography, Taiwan, Korea, and China were by far the top performing countries in the index, each up over 40%, while Egypt, Columbia, and Brazil each declined by more than 13%.

Within the Fund, holdings in utilities were the only detractors by sector, while holdings in information technology, consumer discretionary, and materials contributed the most with strong positive returns.

By company, the largest detractor in the portfolio was Brazilian utility Light SA, declining as investors became concerned that the company’s near-term cash flow would come under pressure due to government-mandated moratoriums on bill collections. Additionally, a large part of Light’s customer base resides in impoverished favelas who were disproportionally affected from the pandemic. The stock reversed course in 2020’s fourth quarter after investors cheered the board of director’s decision to replace the CEO with an executive who is viewed as uniquely qualified to orchestrate the company’s turnaround efforts. Light continues to perform well despite the challenging environment, as management has effectively taken costs out of the business and reduced leverage, providing ample cushion against debt covenants. Similarly, Brazilian electric utility CEMIG has struggled throughout the pandemic. It was also hit by the collapse in the Brazilian economy and the government-driven dictum to accommodate consumers unable to pay their bills. The weak currency was also a factor (as it has U.S. dollar borrowings). Most recently, both companies were impacted by concerns of political interference. The president of Brazil intervened in the energy sector, replacing the CEO of Petrobras, and made public comments that he thought that utility bills were too high. While there have been no concrete proposals put forward, and the sector has an independent regulator that sets rates independent of politics, concerns that these businesses might earn less through lower utility rates negatively affected the stocks. Punjab National Bank, an Indian public sector bank, saw shares decline, and we exited the position in the middle of the year. Its range of outcomes had widened relative to similarly valued financials given uncertainties around the Indian Moratorium Programs; thus, we felt it prudent to sell the position and reinvest the proceeds in better risk/return opportunities.

The largest individual contributor for the period was Taiwanese chipmaker, Taiwan Semiconductor Manufacturing Co. The company posted results that came in ahead of prior guidance and consensus, driven by strong demand across applications including high-end smartphones, 5G infrastructure, and High Performance Computing (HPC). Margins came in ahead of expectations on higher utilization. While still uncertain, it also appears increasingly likely that Intel will begin to outsource some chip production to TSMC, a potential source of long-term upside and catalyst for the stock. Flex Ltd. (global EMS player) performed well due in part to the market’s recognition of potentially hidden value in its solar subsidiary, which gained notice after one of its industry peers went public during the fourth quarter at a lofty valuation. Flex also performed well over the full year due to solid cost controls, and demand has remained strong in key end-markets including healthcare (driven by COVID-related expenditures) and consumer (due to work from home trends), supporting higher-than-historical margins. South Korea’s Hankook Tire & Technology shares (a new position during the period) improved, as the resumption of mobility after lockdowns is spurring demand for tires, and the company is ramping up its scaled, low-cost facilities to meet that demand.

Additions to the portfolio included a number of names hit hard by the pandemic. Ambev is one of the largest brewers in Latin America with more than a 60% market share in Brazil. The stock underperformed due to a weak Brazilian macro environment, which impacted beer volumes, and higher raw material prices that pressured margins. As Brazil recovers, we believe Ambev’s earnings will normalize with higher volumes and margins. Also in Brazil, Itau Unibanco Holding is one of its largest and most profitable banks. It boasts a solid deposit franchise combined with a well-diversified loan book delivering consistently high ROEs. Recent COVID-19 fears hit the stock providing us with an opportunity to buy it at an attractive valuation versus its earnings power. We established a new position in Galaxy Entertainment Group. Galaxy is one of the largest casinos in Macau. Beyond its current size, it also has the largest land bank in Macau and hence has the highest long-term growth potential. It also boasts of high-quality properties with a strong presence in mass premium and VIP sectors, generating higher revenue and EBITDA per table versus its peers. It currently has a net cash balance and is locally owned. We were able to buy a strong company with solid long-term prospects at an attractive valuation, as the stock price was hurt by COVID-19 concerns. We also purchased Trip.com, China’s largest online travel agency. It experienced significant declines in its hotel and transportation business due to COVID-19. We believe these effects should be temporary. Domestic travel is already recovering, and the underlying demographics (emerging Chinese middle class with disposable income for travel) should remain unchanged. Yue Yuen Industrial (Holdings), Ltd. is a footwear manufacturer and authorized China retailer for global brands (mainly Nike and Adidas). Margin pressure in 2018 and 2019 due to a manufacturing facility transition to Indonesia and a fashion trend in retro shoes led to longer-than-usual productivity improvements by the labor force. Both of these pressures would have abated in 2020, but for COVID-19. We believe that COVID-19 has not changed the underlying demand for footwear and that margins should improve as the Indonesian facility ramps and the efficiencies in making retro shoes are realized, so we were pleased to add it to the portfolio.

Pzena Emerging Markets Value Fund
Commentary (Continued)
February 2021

We sold Punjab National Bank, as mentioned, as well as coal producer China Shenhua Energy and Chinese independent power producer Huadian Power, whose share prices held up relatively well. Chinese soybean crusher China Agri-Industries was sold, as it was acquired by its parent. We disposed of our China Mobile position on risks related to the U.S. executive order prohibiting U.S. persons and entities from investing in 31 Chinese companies (and their publicly listed subsidiaries) with alleged links to China’s military. And we sold NTPC Limited (Indian utility), on strength.

The Fund’s largest sector weightings remain in financials and information technology. We have a small allocation to health care and no exposure to real estate. Communications services is the Fund’s largest underweight relative to the index. Geographically, the largest relative exposure remains to emerging Europe. The large commitments by country are to Korea (overweight versus the index), China (underweight) and Taiwan (roughly market weight).

While we applaud the recovery in emerging markets value equities over the last several months, valuation spreads remain extremely wide by historical standards, which is to say: this looks like the early innings of a sustained value rotation. The portfolio remains invested in businesses across geographies and industries that we believe can capture significant upside, as they recover from both company-specific and externally-driven pain.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The Fund may invest in participatory notes which are a type of equity linked derivative and involve counterparty risk and risk that the performance of the security may not exactly match the performance of the issuer. Investments in real estate investment trusts are subject to the risks associated with the direct ownership of real estate.

The Pzena Funds are distributed by Quasar Distributors, LLC.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

Cash flow – net amount of cash being transferred into and out of a business.

EBITDA, or earnings before interest, taxes, depreciation, and amortization, is a measure of profitability.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets, and provides equity returns including dividends net of withholding tax rates as calculated by MSCI. The index cannot be invested in directly.

The MSCI Emerging Markets Value Index is based on a traditional market cap weighted parent index, the MSCI Emerging Markets Index. The value investment style characteristics for index construction are defined using three variables:  book value to price, 12-month forward earnings to price and dividend yield.

Pzena Small Cap Value Fund
Commentary
February 2021

CHANGE IN VALUE OF $1,000,000 INVESTMENT

Average Annual Total Returns for the Fiscal Year Ended February 28, 2021.

					Since
	Three	Six	One	Three	Inception
	Months(1)	Months(1)	Year(1)	Years	(4/27/2016)
Pzena Small Cap Value Fund – Investor Class (PZVSX)	24.07%	49.39%	38.46%	7.57%	8.56%
Pzena Small Cap Value Fund – Institutional Class (PZISX)	24.25%	49.63%	38.87%	7.88%	8.89%
Russell 2000® Value Index	24.27%	46.42%	41.06%	10.14%	12.01%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996).

PZVSX Expense Ratio – Gross: 2.13%
PZVSX Expense Ratio – Net: 1.46%*

PZISX Expense Ratio – Gross: 1.78%
PZISX Expense Ratio – Net: 1.11%*

Expense ratios shown are as of the Fund’s registration statement dated June 28, 2020.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 27, 2021.

The reporting period started with significant double-digit declines; U.S. equities suffered one of their sharpest declines on record in response to the COVID-19 outbreak and associated economic slow-down.

The ensuing COVID-19 pandemic wreaked havoc on the world’s economy, severely disrupting global commerce and upending supply chains. The United States suffered a pronounced economic drop, with GDP falling at an annualized rate of 31.4% in 2020’s second quarter. Nonetheless, growth stocks led a powerful equity market rebound after bottoming in late March as investors eyed a pick up in economic activity as lockdowns eased. The rally accelerated in early November after three leading COVID-19 vaccine candidates proved to be highly effective in late-stage trials, providing investors with a clearer line of sight to a return to normalcy. The prospect of full-scale vaccinations and subsequent lifting of restrictions led the market to favor economically sensitive and under-owned value stocks over their growth counterparts, resulting in a strong finish to the year for the Russell 2000 Value Index. Small cap value stocks continued their ascent into the new year, buoyed by the increased likelihood of a Democratic sweep of Congress and associated large-scale fiscal stimulus, but growth stocks still outperformed the value series over the full one-year period.

Fund performance was driven by holdings in the industrials, consumer discretionary, and basic materials sectors. Names in consumer staples lagged.

Pzena Small Cap Value Fund
Commentary (Continued)
February 2021

Individually, the Fund’s largest contributors were Dana, Inc., JELD-WEN Holding, Inc., and Plantronics, Inc. Dana Incorporated (auto components supplier) saw shares move significantly higher as the company continued to cut costs quickly and effectively while bolstering the company’s liquidity position to mitigate the top line pressure during a challenging end demand market. JELD-WEN (door and window manufacturer) fell early in the period with other housing-related businesses on fears of the pandemic’s potentially significant impact on the economy but after stress testing the balance sheet and liquidity scenarios, we added to the position on the weakness. Since then, the company continued to realize price increases and there have been encouraging trends in the housing market and remodel demand, and we trimmed the position on strength. We initiated a position in Plantronics (headset supplier) last year after the company bungled its integration efforts following a merger, and misallocated distribution channel resources. The company has since corrected missteps and shares moved higher throughout the period on strong earnings and guidance as headset and video demand increased as businesses continue to work from home.

The largest detractors for the period were Synovus Financial Corp., Axis Capital Holdings Limited, and Varex Imaging Corp. We sold Synovus Financial (regional bank) early in the period after it declined significantly – but consistent with other regional bank shares – reallocating to other banks with better risk/return profiles. Bermuda-based insurer Axis Capital Holdings (property & casualty insurer) shares dropped on concerns of higher catastrophe losses due to several hurricanes (as well as other U.S. regional weather events), the explosion in Beirut, and COVID-19, and a large increase in reserves. Management has a history of conservative reserve development and the company and industry are now benefiting from material price increases on insurance renewals due to the current hard market. Despite the challenging environment, management has done a good job keeping their combined and loss ratios at reasonable levels, and the shares trade at just over 6x our estimate of normal earnings. Varex Imaging (x-ray tubs and digital detectors) reported disappointing earnings with continued margin contraction, but we took the opportunity to purchase more of the stock on the weakness, believing the value proposition, and necessity of their products, remain strong. Subsequently, the company was successful in refinancing its term loan, which removes the risk of a costly capital raise, and the stock has responded positively.

We capitalized on the market dislocation by initiating several new names to the Fund. We added MasTec, Inc., a leading construction contractor in the communications, oil & gas, and power & industrial end markets. The company’s revenue from its oil & gas operations declined sharply due to several projects involving pipelines for gas infrastructure. We believe that opportunities in MasTec’s other end markets, particularly from 5G rollouts and the growing prevalence of solar and wind alternative energy sources, combined with the flexible cost structure of the oil & gas business, creates a compelling investment opportunity. We also initiated positions in two new oil service companies, both of which were previously held in our larger cap portfolios but fell to the small cap universe during the quarter. National Oilwell Varco (NOV) is a leading supplier of capital equipment used on offshore drilling rigs and land drilling rigs. While this business would be highly impacted by lower oil prices, the company has a leading market position, strong liquidity, and products that will ultimately be in demand as oil supplies naturally deplete without further exploration. The other is TechnipFMC, a market leader in the supply of subsea production systems and is also an engineering & construction company involved in the design of energy systems. The company has a clean balance sheet and a strong franchise that leads its markets, but was under near-term pressure with declining oil services spend. We added a position in Orion Engineered Carbons, a chemical company that makes rubber carbon black (used to reinforce rubber goods including tires), and specialty carbon black, which has a range of applications. While there had initially been near-term declines in demand for tires with decreased travel, demand for tires is already recovering. Further, Orion’s specialty carbon black business is strong, in a market dominated by them and one competitor. We added Belden, a signal transmission company that makes connectors and wires. Over the past 15 years, the company transformed itself from a commodity provider to a specialty company with much higher margins and more differentiated offerings. The stock had underperformed due to disappointing organic growth in recent years but after adjusting the portfolio, we believe the company is well positioned to grow and is attractively valued. We initiated a position in Pacific Northwest bank, Umpqua, to diversify our banking positions and take advantage of low bank valuations due to concerns of low interest rates. Moog Inc., a manufacturer of motion control equipment, traded down on concerns around its commercial aircraft exposure. We added it to the Fund believing the decline was disproportionate to the actual exposure, and we like the company’s mix of businesses and believe management can bring margins closer to industry average. PVH Corporation is a U.S. branded-apparel retailer with leading brands including Calvin Klein and Tommy Hilfiger. The company took aggressive cost actions to minimize cash burn during the pandemic. Coupled with a strong liquidity profile, we believe PVH is positioned to survive the current crisis and take advantage of the demise of weaker competitors, and so we initiated a position. Finally, we bought TrueBlue Inc., a blue-collar focused staffing company that has faced headwinds from elevated unemployment levels. We like the company’s strong balance sheet and flexible cost structure and believe it should benefit from the closure of many smaller competitors in the face of COVID-19.

Pzena Small Cap Value Fund
Commentary (Continued)
February 2021

To make room for these purchases we exited KBR (engineering and construction and government services) and Gibraltar (building products), both on valuation, and we sold our positions in door manufacturer (and JELD-WEN competitor) Masonite and Insight Enterprises (technology distributor) on strength. We also sold Realogy (real estate brokerage leader) and Sykes Enterprises (call center outsourcer) as they appreciated and approached our estimate of fair value.

While the portfolio has experienced very strong performance over the past several months, valuation spreads between growth and value shares remain wide, and we believe the value rotation is in its early stages. The portfolio is heavily skewed toward economically sensitive and cyclical stocks that have been meaningfully affected by the pandemic but have the liquidity to weather the downturn and the financial flexibility to cut costs and generate positive operating leverage once demand ultimately recovers. As such, the portfolio is most exposed to the financials and industrials sectors, which are poised to benefit disproportionally as we come out of the recession.

Mutual fund investing involves risk. Principal loss is possible. Investments in small-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Small Cap Value Fund may underperform other funds that use different investing styles. Investments in REITs are subject to the risks associated with the direct ownership of real estate.

The Pzena Funds are distributed by Quasar Distributors, LLC.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information. The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The index cannot be invested in directly.

Pzena International Small Cap Value Fund
Commentary
February 2021

CHANGE IN VALUE OF $1,000,000 INVESTMENT

Average Annual Total Returns for the Fiscal Year Ended February 28, 2021.

				Since
	Three	Six	One	Inception
	Months(1)	Months(1)	Year(1)	(7/2/2018)
Pzena International Small Cap Value Fund – Investor Class (PZVIX)	18.23%	33.74%	28.19%	-0.06%
Pzena International Small Cap Value Fund – Institutional Class (PZIIX)	18.30%	33.95%	28.40%	0.19%
MSCI World ex-USA Small Cap Index	9.59%	19.25%	32.09%	7.95%
MSCI World ex-USA Small Cap Value Index	11.16%	22.35%	22.85%	4.72%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996).

PZVIX Expense Ratio – Gross: 13.54%
PZVIX Expense Ratio – Net: 1.53%*

PZIIX Expense Ratio – Gross: 13.19%
PZIIX Expense Ratio – Net: 1.18%*

Expense ratios shown are as of the Fund’s registration statement dated June 28, 2020.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 27, 2021.

Global equity markets experienced bouts of extreme volatility throughout 2020, as stocks whipsawed in response to the COVID-19 pandemic and its economic effects. Mega-cap growth and momentum stocks dominated throughout most of the year, as investors opted for perceived earnings reliability amid the market chaos. Value stocks, after selling off dramatically in the first quarter on concerns of a protracted global economic recession, staged a powerful recovery in the fall after three leading COVID-19 vaccine candidates proved highly effective in late-stage trials, which provided investors with a clearer line of sight to a return to normalcy. Value’s gains were particularly pronounced among small cap stocks that disproportionally benefit from an improving economic backdrop. Positive sentiment gave way to COVID-19 concerns towards the end of January, however, as rising case counts across Europe prompted governments to reinstitute and extend lockdowns. The U.S. retail trading frenzy also negatively impacted Asian equities, as investors sold on fears of exaggerated market dislocations.

Despite the especially volatile conditions, the Fund posted a strongly positive return. On an absolute basis, only the defensive consumer staples sector detracted from performance, which was the result of stock selection.

French rental car company, Europcar Mobility Group, was the Fund’s worst individual performer after falling significantly in

Pzena International Small Cap Value Fund
Commentary (Continued)
February 2021

September from a planned balance sheet restructuring. Europcar’s leverage had been rising in recent years due to an acquisition, and the subsequent collapse of free cash flow due to COVID-19 stressed the company’s financials. We decided to exit our position after determining that the restructuring would result in substantial dilution. Mortgage insurer, Sagen MI Canada (formerly Genworth MIC), experienced a pronounced share price drop during the March 2020 market selloff. Despite the company’s largely de-risked business model since the global financial crisis – increasing exposure to higher credit scores and reducing exposure to the above-trend markets of Vancouver and Toronto – investors were nonetheless fearful of a large increase in mortgage defaults. Lastly, French credit insurer Coface also came under heavy selling pressure in March as investors became concerned that an impending global recession would make business defaults more prevalent, leading to a spike in claims. We sold out of all three above-mentioned positions after the market selloff, and redistributed the proceeds into companies with more attractive risk-reward prospects.

Dutch courier, PostNL, was the Fund’s top performer over the one-year period, benefiting from a significant increase in parcel volumes during the pandemic. The company’s second quarter results revealed a sizable free cash flow beat versus consensus estimates due to better working capital control, which strengthened the balance sheet, and increased the likelihood that PostNL will resume dividend payouts in the near future. German steel manufacturer, Salzgitter, rose on early signs of demand recovery in key end markets, such as autos, which should drive a recovery in steel spreads and volumes. Additionally, a key segment for the company, strip steel, returned to profitability, and cash flow came in better than expected. Flow Traders (ETF liquidity provider) also performed well, having benefitted from the heightened market volatility and increased trading activity throughout the period.

We initiated several new positions over the course of the last year, including in Andritz (industrial conglomerate) and Inchcape (auto distributor). Andritz is an Austrian industrial conglomerate that manufactures pulp & paper equipment, metal presses, and hydro plant equipment. The stock had underperformed due to weakness in its metal presses segment and concerns that its pulp & paper equipment business is running above-trend. Management is in the process of restructuring the company’s footprint in Germany, which should lead to an earnings recovery in metals, while its pulp & paper business should benefit from its high aftermarket sales mix, as well as from the continued shift in pulp & paper production to Latin America.  Inchcape is an auto distributor with strong auto manufacturer relationships and a long track record of operating in emerging markets. Inchcape’s stock had fallen due to political uncertainty in Hong Kong and Latin America, as well as overall macro weakness in most of its markets. As conditions normalize, we expect Inchcape’s distribution business (which manages importing and logistics for auto producers) to recover, setting up a classic value opportunity. Yue Yuen Industrial (Holdings), Ltd., the Hong Kong-based footwear manufacturer and a key supplier to Nike and Adidas, was another addition to the portfolio. Unsurprisingly, Yue Yuen saw its stock price fall on demand fears stemming from COVID-19, but the company was still able to generate positive free cash flow for the first half of the year while maintaining a strong liquidity position. We believe the company’s sales decline is a transitory issue, and in the interim, management has been working to improve its in-store and ecommerce operating models to get closer to the end customer. In the near term, Yue Yuen will have to absorb the added costs of transitioning to a new manufacturing facility in Indonesia, but once production ramps up, we expect gross margins to revert to normal levels. We trimmed both PostNL and Flow Traders on strength, and exited Europcar, Sagen MI and Coface, as the range of potential outcomes had widened due to the effects of COVID-19. We also continued to build positions in Israeli telecom, Ituran Location and Control, global reinsurer, SCOR SE, and Japanese diversified chemical company, Ube Industries.

The portfolio is positioned for recovery from the COVID-19 recession, with many value companies offering significant earnings growth potential off 2020’s low base, in part reflecting the aggressive restructuring initiatives that were undertaken by management teams to navigate the economic shutdown. As such, the portfolio is most exposed to the cyclical industrials and financials sectors, and on a geographical basis, to Japan and the UK – two countries where we’re seeing the most attractive valuations. In the coming year, we expect market breadth to continue to widen, as investors shift away from mega-cap growth names that benefitted from the work-from-home environment, to beaten-up and forgotten cyclical stocks that typically outperform when economic conditions normalize. In the same vein, our research indicates that on average, value significantly outperforms the broad market during, and in the years following a recession as the economy recovers. With that, we anticipate value, which is highly levered to economic expansion, to continue to outpace growth as we emerge from the recession. We remain committed to discovering new opportunities where we see potential for significant valuation upside over the long term, as we view the current valuation gap between growth and value stocks (which is still extremely wide by historical standards) as irrational and exploitable. We are confident in the positioning of the current portfolio given the robustness of the companies’ underlying franchises and balance sheets.

Pzena International Small Cap Value Fund
Commentary (Continued)
February 2021

Mutual fund investing involves risk. Principal loss is possible. Investments in small- and mid-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The Fund may invest in participatory notes which are a type of equity linked derivative and involve counterparty risk and risk that the performance of the security may not exactly match the performance of the issuer. Investments in REITs are subject to the risks associated with the direct ownership of real estate.

The Pzena Funds are distributed by Quasar Distributors, LLC.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The MSCI World ex-USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries* (excluding the United States). With 2,542 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country. *DM countries in this index include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K.

The MSCI World ex-USA Small Cap Value Index is based on a traditional market cap weighted parent index, the MSCI World ex-USA Small Cap Index. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

Free cash flow – cash available after spending on capital goods and changes in working capital.

Working capital – the difference between current assets and current liabilities.

Cash flow – net amount of cash being transferred into and out of a business.

Pzena Mid Cap Value Fund
Portfolio Allocation
February 28, 2021 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of February 28, 2021.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Pzena Mid Cap Value Fund
Schedule of Investments
February 28, 2021

	Shares	Fair Value
COMMON STOCKS – 98.00%

Basic Materials – 5.61%
Dow, Inc.	38,374	$2,275,962
Olin Corp.	140,268	4,339,892
		6,615,854

Consumer Discretionary – 20.69%
Avis Budget Group, Inc. (a)	56,368	3,131,242
Ford Motor Co. (a)	294,653	3,447,440
Gap, Inc. (a)	78,902	1,968,605
Gildan Activewear, Inc. (a)(b)	128,985	3,917,274
Lear Corp.	20,818	3,457,662
Mohawk Industries, Inc. (a)	14,994	2,623,800
Newell Brands, Inc.	147,029	3,406,662
PVH Corp.	24,387	2,437,725
		24,390,410

Consumer Staples – 1.74%
McKesson Corp.	12,123	2,055,091

Energy – 11.21%
Baker Hughes, a GE Co.	149,199	3,652,392
Cenovus Energy, Inc. (b)	202,709	1,502,074
Halliburton Co.	205,723	4,490,932
NOV, Inc.	165,627	2,500,968
Technip Energies N.V. – ADR (a)	19,800	250,866
TechnipFMC PLC – ADR	99,000	813,780
		13,211,012

Financials – 31.54%
American International Group, Inc.	115,496	5,076,048
Axis Capital Holdings, Ltd. (b)	79,339	4,009,000
CNO Financial Group, Inc.	159,507	3,837,738
Equitable Holdings, Inc.	140,915	4,166,857
Fifth Third Bancorp	116,895	4,055,088
Invesco, Ltd. (b)	101,065	2,265,877
KeyCorp	194,784	3,922,950
Regions Financial Corp.	195,608	4,035,393
Reinsurance Group of America, Inc.	22,815	2,788,677
Voya Financial, Inc.	49,988	3,013,277
		37,170,905

Health Care – 1.89%
Cardinal Health, Inc.	28,137	1,449,619
Viatris, Inc. (a)	52,311	776,818
		2,226,437

Industrials – 15.11%
JELD-WEN Holding, Inc. (a)	107,525	3,188,116
MasTec, Inc. (a)	26,356	2,286,383
Ryder System, Inc.	48,726	3,302,161
Terex Corp.	87,028	3,583,813
Textron, Inc.	56,250	2,831,625
Wabtec Corp.	36,193	2,621,459
		17,813,557

Technology – 5.84%
Avnet, Inc.	112,980	4,301,149
Hewlett Packard Enterprise Co.	176,868	2,575,198
		6,876,347

Utilities – 4.37%
Edison International	35,780	1,931,762
NRG Energy, Inc.	88,153	3,218,466
		5,150,228
Total Common Stocks
(Cost $76,978,997)		115,509,841

SHORT-TERM INVESTMENT – 1.99%
Money Market Fund – 1.99%
Fidelity Institutional Government
Portfolio – Class I, 0.01% (c)	2,345,323	2,345,323
Total Short-Term Investment
(Cost $2,345,323)		2,345,323
Total Investments
(Cost $79,324,320) – 99.99%		117,855,164
Other Assets in
Excess of Liabilities – 0.01%		12,267
TOTAL NET ASSETS – 100.00%		$117,867,431

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
N.V.	Naamloze Vennootschap
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate listed is the 7-day annualized yield as of February 28, 2021.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Portfolio Allocation
February 28, 2021 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of February 28, 2021.

Pzena Emerging Markets Value Fund
Schedule of Investments
February 28, 2021

	Shares	Fair Value
COMMON STOCKS – 92.71%
Brazil – 3.62%
Ambev S.A.	4,414,300	$11,066,863
Light S.A. (a)	1,275,339	4,171,330
		15,238,193

China – 12.69%
Baidu, Inc. – ADR (a)	43,028	12,196,717
Brilliance China
Automotive Holdings, Ltd.	2,458,000	2,205,607
China Construction Bank Corp.	4,862,000	3,905,170
China Dongxiang Group Co.	9,041,000	1,014,081
China Resources Power
Holdings Co., Ltd.	4,910,000	5,716,185
Dongfeng Motor Group Co., Ltd.	3,306,000	3,043,253
Grand Baoxin Auto Group, Ltd. (a)	16,849,000	1,976,754
Lenovo Group, Ltd.	6,446,000	8,152,603
Trip.com Group, Ltd. – ADR (a)	387,466	15,285,534
		53,495,904

Czech Republic – 1.90%
CEZ	327,835	7,995,331

Hong Kong – 8.05%
Galaxy Entertainment Group, Ltd. (a)	1,342,000	12,266,926
Pacific Basin Shipping, Ltd.	51,173,000	12,733,131
VTech Holdings, Ltd.	172,800	1,449,199
Yue Yuen Industrial (Holdings), Ltd.	3,512,000	7,489,055
		33,938,311

Hungary – 1.90%
OTP Bank PLC (a)	176,763	8,030,514

India – 5.19%
Aurobindo Pharma, Ltd.	654,186	7,613,253
ICICI Bank, Ltd. (a)	416,948	3,391,585
ICICI Bank, Ltd. – ADR (a)	177,224	2,943,691
State Bank of India (a)	831,695	4,415,674
State Bank of India – GDR (a)	67,053	3,506,872
		21,871,075

Indonesia – 1.02%
PT Bank Mandiri (Persero) Tbk	9,985,100	4,312,385

Malaysia – 0.88%
Genting Malaysia Berhad	5,181,300	3,699,557

Republic of Korea – 18.63%
Dongbu Insurance Co., Ltd.	341,130	12,570,345
Hana Financial Group, Inc.	58,147	1,917,531
Hankook Tire & Technology Co., Ltd.	343,926	14,586,626
Hyundai Motor Co.	11,880	2,506,061
KB Financial Group, Inc.	90,180	3,515,696
Korea Shipbuilding & Offshore
Engineering Co., Ltd. (a)	66,048	6,584,224
POSCO	66,361	16,627,166
Samsung Electronics Co., Ltd.	176,401	12,953,345
Shinhan Financial Group Co., Ltd.	246,430	7,227,297
		78,488,291

Romania – 0.92%
Banca Transilvania S.A.	7,261,053	3,863,361

Russian Federation – 4.92%
LUKOIL PJSC – ADR	216,956	16,098,135
Rosneft Oil Co. – GDR	668,403	4,621,339
		20,719,474

Singapore – 2.14%
Wilmar International, Ltd.	2,276,900	9,016,073

South Africa – 2.66%
Reunert, Ltd.	826,836	2,507,625
Sasol, Ltd. (a)	698,541	8,698,956
		11,206,581

Taiwan – 11.68%
Catcher Technology Co., Ltd.	864,000	5,955,947
Compal Electronics, Inc.	5,801,000	4,623,721
Hon Hai Precision Industry Co., Ltd.	3,980,132	16,004,839
Lite-On Technology Corp.	3,242,000	6,914,094
Taiwan Semiconductor
Manufacturing Co., Ltd.	722,000	15,708,895
		49,207,496

Thailand – 3.48%
Bangkok Bank Public Co., Ltd.	786,900	3,185,724
Bangkok Bank Public Co., Ltd. – NVDR	656,900	2,659,426
Siam Commercial Bank PLC – NVDR	2,581,300	8,822,761
		14,667,911

Turkey – 2.67%
Akbank T.A.S.	4,569,225	3,728,347
Ford Otomotiv Sanayi A.S.	319,630	7,535,896
		11,264,243

United Arab Emirates – 2.05%
Abu Dhabi Commercial Bank PJSC	5,047,582	8,629,872

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Schedule of Investments (Continued)
February 28, 2021

	Shares	Fair Value
COMMON STOCKS – 92.71%(Continued)
United Kingdom – 3.35%
Antofagasta PLC	163,366	$4,057,008
Standard Chartered PLC	1,563,536	10,066,038
		14,123,046

United States – 4.96%
Cognizant Technology Solutions
Corp. – Class A	186,351	13,693,071
Flextronics International, Ltd. (a)	396,162	7,206,187
		20,899,258
Total Common Stocks
(Cost $340,574,695)		390,666,876

PREFERRED STOCKS – 3.61%
Brazil – 3.08%
Cia Energetica de Minas Gerais, 5.05%	4,024,910	8,625,525
Itau Unibanco Holding S.A., 1.87%	959,943	4,378,171
		13,003,696

Republic of Korea – 0.53%
Hyundai Motor Co., 2.93%	24,063	2,227,460
Total Preferred Stocks
(Cost $17,081,230)		15,231,156

SHORT-TERM INVESTMENT – 2.33%
Money Market Fund – 2.33%
Fidelity Institutional Government
Portfolio – Class I, 0.01% (b)	9,814,916	9,814,916
Total Short-Term Investment
(Cost $9,814,916)		9,814,916
Total Investments
(Cost $367,470,841) – 98.65%		415,712,948
Other Assets in
Excess of Liabilities – 1.35%		5,695,516
TOTAL NET ASSETS – 100.00%		$421,408,464

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
GDR	Global Depository Receipt
NVDR	Non-voting Depository Receipt
PJSC	Private Joint Stock Company
PLC	Public Limited Company
S.A.	Société Anonyme
(a)	Non-income producing security.
(b)	The rate listed is the 7-day annualized yield as of February 28, 2021.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Portfolio Diversification
February 28, 2021

	Fair	% of
	Value	Net Assets
COMMON STOCKS
Communication Services	$12,196,717	2.89%
Consumer Discretionary	71,609,349	16.99%
Consumer Staples	20,082,937	4.77%
Energy	20,719,474	4.92%
Financials	96,692,290	22.95%
Health Care	7,613,253	1.81%
Industrials	21,824,980	5.18%
Information Technology	92,661,901	21.99%
Materials	29,383,131	6.97%
Utilities	17,882,844	4.24%
Total Common Stocks	390,666,876	92.71%

PREFERRED STOCKS
Consumer Discretionary	2,227,460	0.53%
Financials	4,378,171	1.04%
Utilities	8,625,525	2.04%
Total Preferred Stocks	15,231,156	3.61%
Short-Term Investment	9,814,916	2.33%
Total Investments	415,712,948	98.65%
Other Assets in
Excess of Liabilities	5,695,516	1.35%
Total Net Assets	$421,408,464	100.00%

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Pzena Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund
Portfolio Allocation
February 28, 2021 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of February 28, 2021.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Pzena Small Cap Value Fund
Schedule of Investments
February 28, 2021

	Shares	Fair Value
COMMON STOCKS – 94.26%
Basic Materials – 4.19%
Olin Corp.	65,553	$2,028,210
Orion Engineered Carbons S.A. (b)	56,719	1,003,926
		3,032,136

Consumer Discretionary – 12.75%
Avis Budget Group, Inc. (a)	24,795	1,377,362
Dana, Inc.	89,929	2,141,209
Hooker Furniture Corp.	35,455	1,198,734
Motorcar Parts of America, Inc. (a)	47,874	1,018,759
PVH Corp.	14,487	1,448,121
Steelcase, Inc.	147,092	2,050,462
		9,234,647

Consumer Staples – 3.35%
Spectrum Brands Holdings, Inc.	13,884	1,076,704
Universal Corp.	26,586	1,351,101
		2,427,805

Energy – 6.56%
MRC Global, Inc. (a)	500	4,370
Murphy Oil Corp.	77,006	1,257,508
NexTier Oilfield Solutions, Inc. (a)	300,963	1,399,478
NOV, Inc.	73,183	1,105,063
Technip Energies N.V. – ADR (a)	18,334	232,292
TechnipFMC PLC – ADR	91,670	753,527
		4,752,238

Financials – 29.42%
American Equity Investment
Life Holding Co.	44,496	1,229,424
Argo Group International
Holdings, Ltd. (b)	30,068	1,389,442
Associated Banc-Corp.	104,280	2,101,242
Axis Capital Holdings, Ltd. (b)	48,789	2,465,308
CNO Financial Group, Inc.	109,032	2,623,310
Cowen, Inc. – Class A	10,143	343,340
First Midwest Bancorp, Inc.	109,750	2,170,855
Hope Bancorp, Inc.	106,335	1,399,369
TCF Financial Corp.	30,678	1,374,988
Umpqua Holdings Corp.	79,396	1,355,290
Univest Financial Corp.	49,701	1,249,980
Webster Financial Corp.	45,818	2,534,194
WSFS Financial Corp.	20,071	1,066,573
		21,303,315

Health Care – 4.00%
Phibro Animal Health Corp.	22,136	477,474
Triple-S Management
Corp. – Class B (a)(b)	58,648	1,483,794
Varex Imaging Corp. (a)	40,803	935,613
		2,896,881

Industrials – 24.36%
Belden, Inc.	54,746	2,420,321
Enerpac Tool Group Corp.	88,913	2,196,151
JELD-WEN Holding, Inc. (a)	71,147	2,109,509
MasTec, Inc. (a)	12,627	1,095,392
Moog, Inc. – Class A	16,283	1,264,538
REV Group, Inc.	114,301	1,419,618
Ryder System, Inc.	37,769	2,559,605
Terex Corp.	52,221	2,150,461
TriMas Corp. (a)	40,023	1,344,373
TrueBlue, Inc. (a)	52,089	1,085,014
		17,644,982

Technology – 8.35%
Avnet, Inc.	48,968	1,864,212
Celestica, Inc. (a)(b)	226,455	1,875,047
ScanSource, Inc. (a)	47,010	1,336,964
Super Micro Computer, Inc. (a)	29,750	970,743
		6,046,966

Telecommunications – 1.28%
Plantronics, Inc. (a)	22,854	925,358
Total Common Stocks
(Cost $54,660,921)		68,264,328

REIT – 1.46%
Financial Services – 1.46%
DiamondRock Hospitality Co. (a)	104,518	1,057,722
Total REIT
(Cost $698,406)		1,057,722

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund
Schedule of Investments (Continued)
February 28, 2021

	Shares	Fair Value
SHORT-TERM INVESTMENT – 5.21%
Money Market Fund – 5.21%
Fidelity Institutional Government
Portfolio – Class I, 0.01% (c)	3,772,731	$3,772,731
Total Short-Term Investment
(Cost $3,772,731)		3,772,731
Total Investments
(Cost $59,132,058) – 100.93%		73,094,781
Liabilities in Excess
of Other Assets – (0.93)%		(673,921)
TOTAL NET ASSETS – 100.00%		$72,420,860

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
N.V.	Naamloze Vennootschap
PLC	Public Limited Company
REIT	Real Estate Investment Trust
S.A.	Société Anonyme
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate listed is the 7-day annualized yield as of February 28, 2021.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund
Portfolio Allocation
February 28, 2021 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of February 28, 2021.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Pzena International Small Cap Value Fund
Schedule of Investments
February 28, 2021

	Shares	Fair Value
COMMON STOCKS – 99.87%
Australia – 1.38%
OFX Group, Ltd.	49,004	$46,378

Austria – 4.79%
ANDRITZ AG	1,300	62,302
Vienna Insurance Group AG Wiener
Versicherung Gruppe	3,680	98,792
		161,094

Canada – 7.18%
Celestica, Inc. (a)	11,308	93,745
Linamar Corp.	1,452	81,134
Transcontinental, Inc. – Class A	3,857	66,284
		241,163

France – 8.97%
Ipsos	2,748	106,265
Rexel S.A. (a)	7,925	148,783
SCOR SE (a)	1,403	46,518
		301,566

Germany – 7.81%
Bertrandt AG	630	34,281
SAF-Holland S.A. (a)	3,520	52,069
Salzgitter AG (a)	5,896	175,996
		262,346

Hong Kong – 7.62%
Pacific Basin Shipping, Ltd.	513,000	127,647
VTech Holdings, Ltd.	8,200	68,770
Yue Yuen Industrial (Holdings), Ltd.	28,000	59,708
		256,125

Ireland – 2.45%
Origin Enterprises PLC	19,626	82,287

Israel – 2.21%
Ituran Location and Control, Ltd. – ADR	3,431	74,384

Italy – 9.01%
Anima Holding S.p.A.	13,145	63,091
BPER Banca (a)	18,818	41,198
Danieli & C Officine Meccaniche S.p.A.	7,951	105,526
Maire Tecnimont S.p.A. (a)	35,697	93,032
		302,847

Japan – 15.38%
DIC Corp.	2,600	63,637
Foster Electric Co., Ltd.	7,634	89,091
Fukuoka Financial Group, Inc.	3,500	62,878
Hitachi Metals, Ltd.	3,100	49,119
Open House Co., Ltd.	800	30,621
Persol Holdings Co., Ltd.	1,700	33,603
Tsubakimoto Chain Co.	1,700	45,995
Ube Industries, Ltd.	3,500	70,200
Zeon Corp.	4,900	71,711
		516,855

Netherlands – 7.47%
Flow Traders	1,880	76,624
Koninklijke BAM Groep N.V. (a)	29,476	79,095
PostNL N.V. (a)	18,342	77,966
Technip Energies N.V. – ADR (a)	1,361	17,246
		250,931

Norway – 1.87%
Subsea 7 S.A.	6,044	63,001

Republic of Korea – 5.18%
DB Insurance Co., Ltd.	2,732	100,672
Hankook Tire & Technology Co., Ltd.	1,731	73,415
		174,087

Spain – 2.01%
Unicaja Banco S.A. (a)	77,294	67,706

United Kingdom – 16.54%
Balfour Beatty PLC (a)	15,657	60,074
Capita PLC (a)	93,573	58,978
Drax Group PLC	20,826	110,895
Inchcape PLC	6,512	64,325
John Wood Group PLC (a)	20,140	83,925
Northgate PLC	20,071	76,898
TechnipFMC PLC – ADR	6,806	55,945
Travis Perkins PLC (a)	2,242	44,901
		555,941
Total Common Stocks
(Cost $2,938,595)		3,356,711

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund
Schedule of Investments (Continued)
February 28, 2021

	Shares	Fair Value
SHORT-TERM INVESTMENT – 1.44%
Money Market Fund – 1.44%
Fidelity Institutional Government
Portfolio – Class I, 0.01% (b)	48,543	$48,543
Total Short-Term Investment
(Cost $48,543)		48,543
Total Investments
(Cost $2,987,138) – 101.31%		3,405,254
Liabilities in Excess
of Other Assets – (1.31)%		(44,160)
TOTAL NET ASSETS – 100.00%		$3,361,094

AG	Aktiengesellschaft
N.V.	Naamloze Vennootschap
PLC	Public Limited Company
S.A.	Société Anonyme
S.p.A	Società per azioni
(a)	Non-income producing security.
(b)	The rate listed is the 7-day annualized yield as of February 28, 2021.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund
Portfolio Diversification
February 28, 2021

	Fair	% of
	Value	Net Assets
COMMON STOCKS
Communication Services	$106,265	3.16%
Consumer Discretionary	419,742	12.49%
Consumer Staples	82,287	2.45%
Energy	220,118	6.55%
Financials	603,858	17.97%
Industrials	1,115,364	33.18%
Information Technology	236,898	7.05%
Materials	430,663	12.81%
Real Estate	30,621	0.91%
Utilities	110,895	3.30%
Total Common Stocks	3,356,711	99.87%
Short-Term Investment	48,543	1.44%
Total Investments	3,405,254	101.31%
Liabilities in Excess
of Other Assets	(44,160)	(1.31)%
Total Net Assets	$3,361,094	100.00%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Pzena Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Assets and Liabilities
February 28, 2021

		PZENA
	PZENA	EMERGING
	MID CAP	MARKETS
	VALUE FUND	VALUE FUND
ASSETS:
Investments in securities, at value (cost $79,324,320 and $367,470,841, respectively)	$117,855,164	$415,712,948
Foreign currency, at value (cost $0 and $2,649,819, respectively)	—	2,634,023
Receivables:
Fund shares sold	26,370	2,745,976
Securities sold	—	912,371
Dividends and interest	127,863	1,559,751
Dividend tax reclaim	—	10,286
Currency	—	3,714
Prepaid expenses	19,842	31,327
Total assets	118,029,239	423,610,396
LIABILITIES:
Payables:
Securities purchased	—	1,609,189
Fund shares redeemed	—	49,256
Due to Adviser (Note 4)	59,417	298,869
Administration fees	39,625	108,602
Audit fees	22,500	22,500
Transfer agent fees and expenses	17,845	30,561
12b-1 distribution fees – Investor Class	7,799	17,741
Chief Compliance Officer fee	5,626	5,625
Shareholder reporting	3,110	17,260
Miscellaneous	2,119	—
Legal fees	1,615	1,314
Custody fees	1,365	34,785
Fund accounting fees	645	1,437
Shareholder servicing fees – Investor Class	142	1,381
Trustee fees and expenses	—	3,412
Total liabilities	161,808	2,201,932
NET ASSETS	$117,867,431	$421,408,464
NET ASSETS CONSIST OF:
Paid-in capital	$80,871,306	$377,358,313
Total distributable earnings	36,996,125	44,050,151
Net assets	$117,867,431	$421,408,464
CALCULATION OF NET ASSET VALUE PER SHARE
Investor Class:
Net assets	$8,972,229	$17,996,213
Shares outstanding [unlimited number of shares (par value $0.01) authorized]	596,266	1,520,417
Net asset value, offering and redemption price per share	$15.05	$11.84
Institutional Class:
Net assets	$108,895,202	$403,412,251
Shares outstanding [unlimited number of shares (par value $0.01) authorized]	7,320,996	33,989,613
Net asset value, offering and redemption price per share	$14.87	$11.87

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Assets and Liabilities (Continued)
February 28, 2021

		PZENA
	PZENA	INTERNATIONAL
	SMALL CAP	SMALL CAP
	VALUE FUND	VALUE FUND
ASSETS:
Investments in securities, at value (cost $59,132,058 and $2,987,138, respectively)	$73,094,781	$3,405,254
Foreign currency, at value (cost $0 and $13,220, respectively)	—	13,118
Receivables:
Fund shares sold	160,107	954
Securities sold	365,094	—
Dividends and interest	77,386	5,157
Dividend tax reclaim	—	2,920
Due from Adviser (Note 4)	—	2,003
Prepaid expenses	6,804	6,815
Total assets	73,704,172	3,436,221
LIABILITIES:
Payables:
Securities purchased	1,158,227	2,150
Due to Adviser (Note 4)	43,728	—
Administration fees	24,970	22,497
Audit fees	22,500	22,500
Transfer agent fees and expenses	17,436	12,626
12b-1 distribution fees – Investor Class	2,077	1,079
Chief Compliance Officer fee	5,625	5,625
Shareholder reporting	2,600	595
Miscellaneous	2,486	2,337
Legal fees	1,704	1,705
Custody fees	1,079	2,767
Fund accounting fees	750	1,246
Shareholder servicing fees – Investor Class	130	—
Total liabilities	1,283,312	75,127
NET ASSETS	$72,420,860	$3,361,094
NET ASSETS CONSIST OF:
Paid-in capital	$59,712,125	$3,263,602
Total distributable earnings	12,708,735	97,492
Net assets	$72,420,860	$3,361,094
CALCULATION OF NET ASSET VALUE PER SHARE
Investor Class:
Net assets	$2,409,178	$1,254,324
Shares outstanding [unlimited number of shares (par value $0.01) authorized]	184,297	132,290
Net asset value, offering and redemption price per share	$13.07	$9.48
Institutional Class:
Net assets	$70,011,682	$2,106,770
Shares outstanding [unlimited number of shares (par value $0.01) authorized]	5,327,892	221,929
Net asset value, offering and redemption price per share	$13.14	$9.49

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Operations
For the Year Ended February 28, 2021

		PZENA
	PZENA	EMERGING
	MID CAP	MARKETS
	VALUE FUND	VALUE FUND
INVESTMENT INCOME:
Dividends (net of foreign taxes withheld and issuance fees of $2,097 and $1,381,054, respectively)	$2,211,154	$8,672,184
Interest income	1,083	7,825
Total investment income	2,212,237	8,680,009

EXPENSES:
Investment advisory fees (Note 4)	647,862	3,013,067
Administration fees (Note 4)	64,988	194,546
Federal and state registration fees	33,461	44,507
Transfer agent fees and expenses (Note 4)	32,233	56,656
Audit fees	22,500	22,500
12b-1 distribution fees – Investor Class (Note 5)	14,797	34,855
Trustee fees and expenses	12,547	18,165
Chief Compliance Officer fees (Note 4)	11,292	11,291
Custody fees (Note 4)	9,328	240,370
Reports to shareholders	7,458	24,660
Legal fees	6,118	6,915
Shareholder servicing fees – Investor Class (Note 6)	5,046	13,736
Insurance expense	2,544	5,181
Fund accounting fees (Note 4)	1,124	2,261
Interest expense (Note 9)	1,089	2,226
Other expenses	7,317	13,434
Total expenses before advisory fee waiver	879,704	3,704,370
Advisory fee waiver (Note 4)	(131,027)	(401,667)
Net expenses	748,677	3,302,703
NET INVESTMENT INCOME	1,463,560	5,377,306

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized loss on transactions from:
Investments	(2,606,193)	(5,399,424)
Foreign currency	(12)	(305,812)
Net change in unrealized appreciation from:
Investments	48,835,413	96,896,067
Foreign currency	—	7,819
Net gain on investments and foreign currency	46,229,208	91,198,650
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$47,692,768	$96,575,956

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Operations (Continued)
For the Year Ended February 28, 2021

		PZENA
	PZENA	INTERNATIONAL
	SMALL CAP	SMALL CAP
	VALUE FUND	VALUE FUND
INVESTMENT INCOME:
Dividends (net of foreign taxes withheld and issuance fees of $0 and $5,806, respectively)	$1,000,376	$61,324
Interest income	929	93
Total investment income	1,001,305	61,417

EXPENSES:
Investment advisory fees (Note 4)	367,935	23,454
Administration fees (Note 4)	37,660	24,155
Federal and state registration fees	34,114	29,428
Transfer agent fees and expenses (Note 4)	32,534	23,771
Audit fees	22,500	22,500
12b-1 distribution fees – Investor Class (Note 5)	3,913	2,177
Trustee fees and expenses	12,766	12,345
Chief Compliance Officer fees (Note 4)	11,292	11,292
Custody fees (Note 4)	6,739	17,229
Reports to shareholders	6,318	4,038
Legal fees	6,082	6,247
Shareholder servicing fees – Investor Class (Note 6)	417	24
Insurance expense	2,253	1,862
Fund accounting fees (Note 4)	1,365	2,919
Other expenses	6,385	6,826
Total expenses before advisory fee waiver and expense reimbursement	552,273	188,267
Advisory fee waiver and expense reimbursement (Note 4)	(121,914)	(158,624)
Net expenses	430,359	29,643
NET INVESTMENT INCOME	570,946	31,774

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on transactions from:
Investments	(1,208,818)	(321,274)
Foreign currency	—	86
Net change in unrealized appreciation/(depreciation) from:
Investments	19,032,246	1,046,386
Foreign currency	—	(83)
Net gain on investments and foreign currency	17,823,428	725,115
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,394,374	$756,889

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	February 28,	February 29,
	2021	2020
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$1,463,560	$693,495
Net realized gain/(loss) from:
Investments	(2,606,193)	2,002,490
Foreign currency	(12)	(31)
Change in unrealized appreciation/(depreciation) on investments	48,835,413	(5,430,045)
Net increase/(decrease) in net assets resulting from operations	47,692,768	(2,734,091)

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	(165,177)	(76,081)
Net dividends and distributions to shareholders – Institutional Class	(2,464,158)	(665,359)
Net decrease in net assets resulting from distributions paid	(2,629,335)	(741,440)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	3,431,747	658,380
Proceeds from shares subscribed – Institutional Class	40,349,201	25,734,478
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	153,901	76,036
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	1,466,424	665,359
Payments for shares redeemed – Investor Class	(1,199,419)	(6,518,926	)(1)
Payments for shares redeemed – Institutional Class	(26,652,142)	(4,733,502	)(2)
Net increase in net assets derived from capital share transactions	17,549,712	15,881,825

TOTAL INCREASE IN NET ASSETS	62,613,145	12,406,294

NET ASSETS:
Beginning of year	55,254,286	42,847,992
End of year	$117,867,431	$55,254,286

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	392,778	55,595
Shares sold – Institutional Class	4,777,225	2,215,532
Shares issued in reinvestments of dividends and distributions – Investor Class	11,563	6,092
Shares issued in reinvestments of dividends and distributions – Institutional Class	111,600	54,050
Shares redeemed – Investor Class	(119,940)	(519,675)
Shares redeemed – Institutional Class	(2,404,457)	(397,990)
Net increase in shares outstanding	2,768,769	1,413,604

(1)	Net of redemption fees of $99.
(2)	Net of redemption fees of $3.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Statements of Changes in Net Assets

	Year Ended		Year Ended
	February 28,		February 29,
	2021		2020
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$5,377,306		$6,009,156
Net realized gain/(loss) from:
Investments	(5,399,424)		10,013,385
Foreign currency	(305,812)		(199,963)
Change in unrealized appreciation/(depreciation) on:
Investments	96,896,067		(55,054,552)
Foreign currency	7,819		(60,961)
Net increase/(decrease) in net assets resulting from operations	96,575,956		(39,292,935)

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	(191,321)		(564,052)
Net dividends and distributions to shareholders – Institutional Class	(4,408,966)		(12,725,473)
Net decrease in net assets resulting from distributions paid	(4,600,287)		(13,289,525)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	13,477,912		9,107,546
Proceeds from shares subscribed – Institutional Class	151,614,556		101,445,340
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	190,706		563,923
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	3,746,033		10,253,444
Payments for shares redeemed – Investor Class	(11,232,577	)(1)	(9,803,871	)(3)
Payments for shares redeemed – Institutional Class	(138,846,626	)(2)	(59,847,325	)(4)
Net increase in net assets derived from capital share transactions	18,950,004		51,719,057

TOTAL INCREASE/(DECREASE) IN NET ASSETS	110,925,673		(863,403)

NET ASSETS:
Beginning of year	310,482,791		311,346,194
End of year	$421,408,464		$310,482,791

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	1,435,252		899,728
Shares sold – Institutional Class	15,740,156		10,035,805
Shares issued in reinvestments of dividends and distributions – Investor Class	17,957		56,619
Shares issued in reinvestments of dividends and distributions – Institutional Class	352,071		1,028,430
Shares redeemed – Investor Class	(1,111,326)		(990,863)
Shares redeemed – Institutional Class	(15,514,751)		(5,893,226)
Net increase in shares outstanding	919,359		5,136,493

(1)	Net of redemption fees of $1,113.
(2)	Net of redemption fees of $6,063.
(3)	Net of redemption fees of $842.
(4)	Net of redemption fees of $11,385.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund
Statements of Changes in Net Assets

	Year Ended		Year Ended
	February 28,		February 29,
	2021		2020
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$570,946		$238,197
Net realized gain/(loss) on investments	(1,208,818)		275,065
Net change in unrealized appreciation/(depreciation) on investments	19,032,246		(5,143,249)
Net increase/(decrease) in net assets resulting from operations	18,394,374		(4,629,987)

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	(28,912)		—
Net dividends and distributions to shareholders – Institutional Class	(730,588)		(217,287)
Net decrease in net assets resulting from distributions paid	(759,500)		(217,287)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	553,854		542,686
Proceeds from shares subscribed – Institutional Class	31,389,498		18,084,168
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	28,912		—
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	665,409		197,544
Payments for shares redeemed – Investor Class	(168,938)		(4,625,248)
Payments for shares redeemed – Institutional Class	(9,585,465	)(1)	(3,671,403	)(2)
Net increase in net assets derived from capital share transactions	22,883,270		10,527,747

TOTAL INCREASE IN NET ASSETS	40,518,144		5,680,473

NET ASSETS:
Beginning of year	31,902,716		26,222,243
End of year	$72,420,860		$31,902,716

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	67,494		52,040
Shares sold – Institutional Class	3,289,919		1,691,478
Shares issued in reinvestments of dividends and distributions – Investor Class	2,516		—
Shares issued in reinvestments of dividends and distributions – Institutional Class	57,661		17,374
Shares redeemed – Investor Class	(22,579)		(478,179)
Shares redeemed – Institutional Class	(1,205,688)		(351,050)
Net increase in shares outstanding	2,189,323		931,663

(1)	Net of redemption fees of $1,318.
(2)	Net of redemption fees of $1.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	February 28,	February 29,
	2021	2020
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$31,774	$43,574
Net realized gain/(loss) from:
Investments	(321,274)	3,003
Foreign currency	86	34
Change in unrealized appreciation/(depreciation) on:
Investments	1,046,386	(444,146)
Foreign currency	(83)	(8)
Net increase/(decrease) in net assets resulting from operations	756,889	(397,543)

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	(12,023)	(19,016)
Net dividends and distributions to shareholders – Institutional Class	(23,803)	(23,450)
Net decrease in net assets resulting from distributions paid	(35,826)	(42,466)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	160,225	42,900
Proceeds from shares subscribed – Institutional Class	303,160	667,197
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	12,024	19,016
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	23,803	23,450
Payments for shares redeemed – Investor Class	(7,334)	—
Payments for shares redeemed – Institutional Class	(94,600)	(388)
Net increase in net assets derived from capital share transactions	397,278	752,175

TOTAL INCREASE IN NET ASSETS	1,118,341	312,166

NET ASSETS:
Beginning of year	2,242,753	1,930,587
End of year	$3,361,094	$2,242,753

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	22,496	5,195
Shares sold – Institutional Class	39,038	76,648
Shares issued in reinvestments of dividends and distributions – Investor Class	1,421	2,186
Shares issued in reinvestments of dividends and distributions – Institutional Class	2,813	2,695
Shares redeemed – Investor Class	(1,013)	—
Shares redeemed – Institutional Class	(10,097)	(45)
Net increase in shares outstanding	54,658	86,679

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each year

	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	February 28,	February 29,		February 28,		February 28,		February 28,
	2021	2020		2019		2018		2017
PER SHARE DATA:
Net asset value, beginning of year	$10.86	$11.59		$12.92		$12.26		$8.70

Income from investment operations:
Net investment income	0.16 (1)	0.12	(1)	0.11	(1)	0.05		0.05
Net realized and unrealized gain/(loss) on investments	4.32	(0.74)		(1.18)		0.94		3.58
Total from investment operations	4.48	(0.62)		(1.07)		0.99		3.63

Less distributions:
Dividends from net investment income	(0.05)	(0.06)		—		(0.05)		(0.07)
Dividends from net realized gain on investments	(0.24)	(0.05)		(0.26)		(0.28)		—
Total distributions	(0.29)	(0.11)		(0.26)		(0.33)		(0.07)

Redemption fees retained	—	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	—

Net asset value, end of year	$15.05	$10.86		$11.59		$12.92		$12.26

TOTAL RETURN	41.53%	-5.49%		-8.12%		8.09%		41.73%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$8,972	$3,387		$8,920		$8,593		$2,741
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	1.40%	1.56%		1.66%		3.63%		6.90%
After fee waivers and expense reimbursement	1.24%	1.23%		1.24%		1.22%		1.35%
Ratio of net investment income/(loss) to average net assets:
Before fee waivers and expense reimbursement	1.33%	0.69%		0.48%		(2.09)%		(5.04)%
After fee waivers and expense reimbursement	1.49%	1.02%		0.90%		0.32%		0.51%
Portfolio turnover rate(3)	45%	32%		34%		16%		26%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each year

	Year Ended	Year Ended		Year Ended		Year Ended	Year Ended
	February 28,	February 29,		February 28,		February 28,	February 28,
	2021	2020		2019		2018	2017
PER SHARE DATA:
Net asset value, beginning of year	$10.72	$11.44		$12.93		$12.27	$8.70

Income from investment operations:
Net investment income	0.20 (1)	0.16	(1)	0.15	(1)	0.09	0.09
Net realized and unrealized gain/(loss) on investments	4.27	(0.73)		(1.20)		0.94	3.58
Total from investment operations	4.47	(0.57)		(1.05)		1.03	3.67

Less distributions:
Dividends from net investment income	(0.08)	(0.10)		(0.18)		(0.09)	(0.10)
Dividends from net realized gain on investments	(0.24)	(0.05)		(0.26)		(0.28)	—
Total distributions	(0.32)	(0.15)		(0.44)		(0.37)	(0.10)

Redemption fees retained	—	0.00	(1)(2)	0.00	(1)(2)	—	—

Net asset value, end of year	$14.87	$10.72		$11.44		$12.93	$12.27

TOTAL RETURN	42.06%	-5.17%		-7.82%		8.36%	42.21%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$108,895	$51,867		$33,928		$33,137	$2,757
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	1.06%	1.23%		1.32%		2.83%	6.64%
After fee waivers and expense reimbursement	0.90%	0.90%		0.90%		0.93%	1.00%
Ratio of net investment income/(loss) to average net assets:
Before fee waivers and expense reimbursement	1.67%	1.02%		0.82%		(1.27)%	(4.77)%
After fee waivers and expense reimbursement	1.83%	1.35%		1.24%		0.63%	0.87%
Portfolio turnover rate(3)	45%	32%		34%		16%	26%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each year

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	February 28,		February 29,		February 28,		February 28,		February 28,
	2021		2020		2019		2018		2017
PER SHARE DATA:
Net asset value, beginning of year	$8.96		$10.56		$11.46		$9.47		$6.74

Income from investment operations:
Net investment income	0.14	(1)	0.16	(1)	0.13	(1)	0.07		0.03
Net realized and unrealized gain/(loss) on investments	2.86		(1.37)		(0.93)		2.06		2.76
Total from investment operations	3.00		(1.21)		(0.80)		2.13		2.79

Less distributions:
Dividends from net investment income	(0.09)		(0.14)		(0.10)		(0.14)		(0.06)
Dividends from net realized gain on investments	(0.03)		(0.25)		—		—		—
Total distributions	(0.12)		(0.39)		(0.10)		(0.14)		(0.06)

Redemption fees retained	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)

Net asset value, end of year	$11.84		$8.96		$10.56		$11.46		$9.47

TOTAL RETURN	33.63%		-11.85%		-6.95%		22.56%		41.63%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$17,996		$10,563		$12,814		$11,023		$2,713
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	1.56%		1.58%		1.60%		2.03%		3.19%
After fee waivers and expense reimbursement	1.43%		1.56%		1.59%		1.57%		1.60%
Ratio of net investment income/(loss) to average net assets:
Before fee waivers and expense reimbursement	1.32%		1.55%		1.25%		0.42%		(0.91)%
After fee waivers and expense reimbursement	1.45%		1.57%		1.26%		0.88%		0.68%
Portfolio turnover rate(3)	43%		18%		21%		7%		29%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each year

	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	February 28,		February 29,		February 28,		February 28,	February 28,
	2021		2020		2019		2018	2017
PER SHARE DATA:
Net asset value, beginning of year	$8.98		$10.57		$11.46		$9.48	$6.74

Income from investment operations:
Net investment income	0.17	(1)	0.20	(1)	0.17	(1)	0.17	0.10
Net realized and unrealized gain/(loss) on investments	2.86		(1.37)		(0.93)		1.97	2.72
Total from investment operations	3.03		(1.17)		(0.76)		2.14	2.82

Less distributions:
Dividends from net investment income	(0.11)		(0.17)		(0.13)		(0.16)	(0.08)
Dividends from net realized gain on investments	(0.03)		(0.25)		—		—	—
Total distributions	(0.14)		(0.42)		(0.13)		(0.16)	(0.08)

Redemption fees retained	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	—	—

Net asset value, end of year	$11.87		$8.98		$10.57		$11.46	$9.48

TOTAL RETURN	33.96%		-11.51%		-6.57%		22.63%	42.01%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$403,412		$299,920		$298,532		$41,223	$21,821
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	1.21%		1.23%		1.26%		1.75%	2.88%
After fee waivers and expense reimbursement	1.08%		1.21%		1.25%		1.25%	1.25%
Ratio of net investment income/(loss) to average net assets:
Before fee waivers and expense reimbursement	1.67%		1.90%		1.59%		1.10%	(0.45)%
After fee waivers and expense reimbursement	1.80%		1.92%		1.60%		1.60%	1.18%
Portfolio turnover rate(3)	43%		18%		21%		7%	29%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period

								For the Period
	Year Ended	Year Ended		Year Ended		Year Ended		April 27, 2016(1)
	February 28,	February 29,		February 28,		February 28,		through
	2021	2020		2019		2018		February 28, 2017
PER SHARE DATA:
Net asset value, beginning of period	$9.57	$10.90		$11.10		$11.96		$10.00

Income from investment operations:
Net investment income/(loss)	0.11 (2)	0.06	(2)	0.00	(2)(3)	(0.03)		(0.03)
Net realized and unrealized gain/(loss) on investments	3.55	(1.39)		0.22		0.03		2.00
Total from investment operations	3.66	(1.33)		0.22		—		1.97

Less distributions:
Dividends from net realized gain on investments	(0.16)	—		(0.42)		(0.86)		(0.01)
Total distributions	(0.16)	—		(0.42)		(0.86)		(0.01)

Redemption fees retained	—	0.00	(2)(3)	0.00	(2)(3)	0.00	(2)(3)	0.00	(2)(3)

Net asset value, end of period	$13.07	$9.57		$10.90		$11.10		$11.96

TOTAL RETURN	38.46%	-12.20%		2.40%		-0.11%		19.72	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$2,409	$1,310		$6,139		$5,583		$5,711
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	1.69%	2.09%		2.36%		2.91%		4.96	%(5)
After fee waivers and expense reimbursement	1.38%	1.42%		1.52%		1.51%		1.55	%(5)
Ratio of net investment income/(loss) to average net assets:
Before fee waivers and expense reimbursement	0.90%	(0.13)%		(0.81)%		(1.65)%		(3.79	)%(5)
After fee waivers and expense reimbursement	1.21%	0.54%		0.03%		(0.25)%		(0.38	)%(5)
Portfolio turnover rate(6)	26%	38%		52%		56%		13	%(4)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Amount is less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period

					For the Period
	Year Ended	Year Ended	Year Ended	Year Ended	April 27, 2016(1)
	February 28,	February 29,	February 28,	February 28,	through
	2021	2020	2019	2018	February 28, 2017
PER SHARE DATA:
Net asset value, beginning of period	$9.60	$10.99	$11.17	$11.99	$10.00

Income from investment operations:
Net investment income/(loss)	0.14 (2)	0.09 (2)	0.04 (2)	0.01	(0.00	)(3)
Net realized and unrealized gain/(loss) on investments	3.57	(1.40)	0.23	0.03	2.00
Total from investment operations	3.71	(1.31)	0.27	0.04	2.00

Less distributions:
Dividends from net investment income	(0.01)	(0.08)	(0.03)	—	(0.01)
Dividends from net realized gain on investments	(0.16)	—	(0.42)	(0.86)	—
Total distributions	(0.17)	(0.08)	(0.45)	(0.86)	(0.01)

Redemption fees retained(2)(3)	0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$13.14	$9.60	$10.99	$11.17	$11.99

TOTAL RETURN	38.87%	-12.07%	2.83%	0.22%	20.02	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$70,012	$30,593	$20,083	$10,355	$9,114
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	1.41%	1.77%	2.03%	2.56%	4.31	%(5)
After fee waivers and expense reimbursement	1.10%	1.10%	1.19%	1.20%	1.20	%(5)
Ratio of net investment income/(loss) to average net assets:
Before fee waivers and expense reimbursement	1.18%	0.19%	(0.48)%	(1.27)%	(3.20	)%(5)
After fee waivers and expense reimbursement	1.49%	0.86%	0.36%	0.09%	(0.09	)%(5)
Portfolio turnover rate(6)	26%	38%	52%	56%	13	%(4)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Amount is less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period

				For the Period
	Year Ended	Year Ended		July 2, 2018(1)
	February 28,	February 29,		through
	2021	2020		February 28, 2019
PER SHARE DATA:
Net asset value, beginning of period	$7.48	$9.07		$10.00

Income from investment operations:
Net investment income(2)	0.09	0.18		0.03
Net realized and unrealized gain/(loss) on investments	2.01	(1.59)		(0.79)
Total from investment operations	2.10	(1.41)		(0.76)

Less distributions:
Dividends from net investment income	(0.09)	(0.18)		(0.04)
Dividends from net realized gain on investments	(0.01)	(0.00	)(3)	(0.13)
Total distributions	(0.10)	(0.18)		(0.17)

Net asset value, end of period	$9.48	$7.48		$9.07

TOTAL RETURN	28.19%	-15.83%		-7.48	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$1,254	$819		$925
Ratio of expenses to average net assets:
Before expense reimbursement	8.18%	13.43%		13.92	%(5)
After expense reimbursement	1.42%	1.42%		1.44	%(5)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(5.56)%	(9.91)%		(12.05	)%(5)
After expense reimbursement	1.20%	2.10%		0.43	%(5)
Portfolio turnover rate(6)	32%	18%		32	%(4)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Amount is less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period

				For the Period
	Year Ended	Year Ended		July 2, 2018(1)
	February 28,	February 29,		through
	2021	2020		February 28, 2019
PER SHARE DATA:
Net asset value, beginning of period	$7.49	$9.07		$10.00

Income from investment operations:
Net investment income(2)	0.10	0.20		0.04
Net realized and unrealized gain/(loss) on investments	2.01	(1.59)		(0.78)
Total from investment operations	2.11	(1.39)		(0.74)

Less distributions:
Dividends from net investment income	(0.10)	(0.19)		(0.06)
Dividends from net realized gain on investments	(0.01)	(0.00	)(3)	(0.13)
Total distributions	(0.11)	(0.19)		(0.19)

Net asset value, end of period	$9.49	$7.49		$9.07

TOTAL RETURN	28.40%	-15.55%		-7.32	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$2,107	$1,424		$1,006
Ratio of expenses to average net assets:
Before expense reimbursement	7.93%	13.18%		13.65	%(5)
After expense reimbursement	1.17%	1.17%		1.17	%(5)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(5.31)%	(9.66)%		(11.78	)%(5)
After expense reimbursement	1.45%	2.35%		0.70	%(5)
Portfolio turnover rate(6)	32%	18%		32	%(4)

(1)	Commencement of operations.
(2)	Based on average shares outstanding.
(3)	Amount is less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Notes to Financial Statements
February 28, 2021

NOTE 1 – ORGANIZATION

The Pzena Mid Cap Value Fund (the “Mid Cap Value Fund”), Pzena Emerging Markets Value Fund (the “Emerging Markets Value Fund”), Pzena Small Cap Value Fund (the “Small Cap Value Fund”), and Pzena International Small Cap Value Fund (the “International Small Cap Value Fund”), (collectively, the “Funds”), are each a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The primary investment objective for each Fund is to achieve long-term capital appreciation.  Currently, each Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective distribution and shareholder servicing expenses and sales charges, if any.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

The Mid Cap Value Fund and Emerging Markets Value Fund commenced operations on March 31, 2014. The Small Cap Value Fund commenced operations on April 27, 2016, and the International Small Cap Value Fund commenced operations on July 2, 2018.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – It is the policy of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.  Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The tax returns of the Funds’ prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Security Transactions, Income and Distributions – Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.  The Funds will make distributions of dividends and capital gains, if any, at least annually, typically in December.  The Funds may make any additional payment of dividends or distributions if they deem it desirable at any other time during the year.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share. For the year ended February 28, 2021, there were no reclassifications between paid-in capital and distributable earnings.

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2021

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period.  Actual results could differ from those estimates.

Redemption Fees – Effective April 14, 2020, the Funds do not charge redemption fees. Prior to April 14, 2020, the Funds charged a 1% redemption fee to shareholders who redeem shares held for 30 days or less for the Mid Cap Value Fund and the Small Cap Value Fund and 60 days for the Emerging Markets Value Fund and the International Small Cap Value Fund.  Such fees were retained by the applicable Fund and accounted for as an addition to paid-in capital. Redemption fees retained are disclosed in the statements of changes.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated to U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate those portions of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

REITs – The Funds can make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  Each Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of each Fund’s distributions may also be designated as a return of capital.

Events Subsequent to the Fiscal Year End – In preparing the financial statements as of February 28, 2021, management considered the impact of subsequent events for the potential recognition or disclosure in the financial statements. Management has determined there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis:

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds and REITs, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2021

between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  The values for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by a recognized independent pricing agent.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Participatory Notes – Participatory notes are valued with an evaluated price provided by an independent pricing service.  These securities will generally be classified in Level 2 of the fair value hierarchy.

Investment Companies – Investments in open-end mutual funds, including money market funds, are valued at their net asset value per share provided by the service agent of the funds and will be classified in Level 1 of the fair value hierarchy.

Short-Term Securities – Short-term securities having a maturity of less than 60 days are valued at the evaluated mean between bid and asked price.  To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset value per share.

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Funds’ administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ securities as of February 28, 2021:

Mid Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Basic Materials	$6,615,854	$—	$—	$6,615,854
Consumer Discretionary	24,390,410	—	—	24,390,410
Consumer Staples	2,055,091	—	—	2,055,091
Energy	13,211,012	—	—	13,211,012
Financials	37,170,905	—	—	37,170,905
Health Care	2,226,437	—	—	2,226,437
Industrials	17,813,557	—	—	17,813,557
Technology	6,876,347	—	—	6,876,347
Utilities	5,150,228	—	—	5,150,228
Total Common Stocks	115,509,841	—	—	115,509,841
Short-Term Investment	2,345,323	—	—	2,345,323
Total Investments	$117,855,164	$—	$—	$117,855,164

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2021

Emerging Markets Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$15,238,193	$—	$—	$15,238,193
China	53,495,904	—	—	53,495,904
Czech Republic	7,995,331	—	—	7,995,331
Hong Kong	33,938,311	—	—	33,938,311
Hungary	8,030,514	—	—	8,030,514
India	21,871,075	—	—	21,871,075
Indonesia	4,312,385	—	—	4,312,385
Malaysia	3,699,557	—	—	3,699,557
Republic of Korea	78,488,291	—	—	78,488,291
Romania	3,863,361	—	—	3,863,361
Russian Federation	20,719,474	—	—	20,719,474
Singapore	9,016,073	—	—	9,016,073
South Africa	11,206,581	—	—	11,206,581
Taiwan	49,207,496	—	—	49,207,496
Thailand	14,667,911	—	—	14,667,911
Turkey	11,264,243	—	—	11,264,243
United Arab Emirates	8,629,872	—	—	8,629,872
United Kingdom	14,123,046	—	—	14,123,046
United States	20,899,258	—	—	20,899,258
Total Common Stocks	390,666,876	—	—	390,666,876
Preferred Stocks
Brazil	13,003,696	—	—	13,003,696
Republic of Korea	2,227,460	—	—	2,227,460
Total Preferred Stocks	15,231,156	—	—	15,231,156
Short-Term Investment	9,814,916	—	—	9,814,916
Total Investments	$415,712,948	$—	$—	$415,712,948

Small Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Basic Materials	$3,032,136	$—	$—	$3,032,136
Consumer Discretionary	9,234,647	—	—	9,234,647
Consumer Staples	2,427,805	—	—	2,427,805
Energy	4,752,238	—	—	4,752,238
Financials	21,303,315	—	—	21,303,315
Health Care	2,896,881	—	—	2,896,881
Industrials	17,644,982	—	—	17,644,982
Technology	6,046,966	—	—	6,046,966
Telecommunications	925,358	—	—	925,358
Total Common Stocks	68,264,328	—	—	68,264,328
REIT	1,057,722	—	—	1,057,722
Short-Term Investment	3,772,731	—	—	3,772,731
Total Investments	$73,094,781	$—	$—	$73,094,781

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2021

International Small Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$46,378	$—	$—	$46,378
Austria	161,094	—	—	161,094
Canada	241,163	—	—	241,163
France	301,566	—	—	301,566
Germany	262,346	—	—	262,346
Hong Kong	256,125	—	—	256,125
Ireland	82,287	—	—	82,287
Israel	74,384	—	—	74,384
Italy	302,847	—	—	302,847
Japan	516,855	—	—	516,855
Netherlands	250,931	—	—	250,931
Norway	63,001	—	—	63,001
Republic of Korea	174,087	—	—	174,087
Spain	67,706	—	—	67,706
United Kingdom	555,941	—	—	555,941
Total Common Stocks	3,356,711	—	—	3,356,711
Short-Term Investment	48,543	—	—	48,543
Total Investments	$3,405,254	$—	$—	$3,405,254

Refer to the Funds’ schedule of investments for a detailed break-out of securities.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. The Funds have adopted all applicable provisions of ASU 2018-13.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with Pzena Investment Management, LLC (the “Adviser) pursuant to which the Adviser is responsible for providing investment management services to each Fund.  The Adviser furnishes all investment advice, office space and facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, the Adviser is entitled to a monthly management fee, based upon the average daily net assets of the Funds at the annual rates of:

Mid Cap Value Fund	0.80%
Emerging Markets Value Fund	1.00%
Small Cap Value Fund	0.95%
International Small Cap Value Fund	1.00%

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2021

For the year ended February 28, 2021, the Funds incurred the following in advisory fees:

Advisory Fees
Mid Cap Value Fund	$647,862
Emerging Markets Value Fund	3,013,067
Small Cap Value Fund	367,935
International Small Cap Value Fund	23,454

The Funds are responsible for their own operating expenses.  The Adviser has contractually agreed to waive a portion or all of its management fees and pay expenses of the Funds to ensure that the net annual operating expenses (excluding acquired fund fees, interest expense, taxes, dividends on securities sold short, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees, and other class-specific expenses) do not exceed the following amounts of the average daily net assets for each class of shares:

	Emerging		International
Mid Cap	Markets	Small Cap	Small Cap
Value Fund	Value Fund	Value Fund	Value Fund
0.90%	1.08%	1.10%	1.17%

Any such reduction made by the Adviser in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Adviser, if so requested by the Adviser, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the year ended February 28, 2021, the Adviser reduced its fees and reduced other operating expenses in the amount of $131,027 for the Mid Cap Value Fund, $401,667 for the Emerging Markets Value Fund, $121,914 for the Small Cap Value Fund, and $158,624 for the International Small Cap Value Fund.  The Adviser may recapture portions of the amounts shown below no later than the corresponding dates:

	2/28/2022	2/28/2023	2/29/2024	Total
Mid Cap Value Fund	$185,240	$172,679	$131,027	$488,946
Emerging Markets Value Fund	66,606	101,496	401,667	569,769
Small Cap Value Fund	171,647	194,936	121,914	488,497
International Small Cap Value Fund	158,461	234,010	158,624	551,095

Fund Services serves as the Funds’ administrator, fund accountant, and transfer agent.  U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds. The Custodian is an affiliate of Fund Services. Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board.  The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the year ended February 28, 2021 are disclosed in the statements of operations.

Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp.  The Board of the Funds has approved a new distribution agreement to enable Quasar to continue serving as the Funds’ Distributor.

NOTE 5 – 12b-1 DISTRIBUTION FEES

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Funds to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Investor Class shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended February 28, 2021, the 12b-1 distribution fees incurred under the Plan by each of the Fund’s Investor Class shares are disclosed in the statements of operations.

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2021

NOTE 6 – SHAREHOLDER SERVICING FEES

The Funds have entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Adviser will provide, or arrange for others to provide, certain specified shareholder services.  As compensation for the provision of shareholder services, the Funds may pay servicing fees at an annual rate of up to 0.10% of the average daily net assets of the Investor Class shares.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of each Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the year ended February 28, 2021, the shareholder servicing fees incurred under the Agreement by each of the Fund’s Investor Class shares are disclosed in the statements of operations.

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the year ended February 28, 2021, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Mid Cap Value Fund	$52,044,245	$35,388,552
Emerging Markets Value Fund	142,670,254	126,853,247
Small Cap Value Fund	31,357,378	9,900,044
International Small Cap Value Fund	1,215,197	736,347

There were no purchases or sales of long-term U.S. Government securities.

NOTE 8 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act.  The following table reflects shareholders that maintain accounts of more than 25% of the voting securities of a Fund as of February 28, 2021:

	Mid Cap		Emerging Markets
	Value Fund		Value Fund
Mac & Co.	50%	National Financial Services, LLC	54%

	Small Cap		International Small
	Value Fund		Cap Value Fund
Pershing, LLC	40%	Pzena Investment Management, LLC	60%
Charles Schwab & Co.	30%	Matrix Trust Co.	33%

NOTE 9 – LINE OF CREDIT

Effective April 23, 2020, the Funds have a secured line of credit in the amount of $25,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the period ended February 28, 2021, the Small Cap Value Fund and International Small Cap Fund did not draw upon the line of credit. During the period ended February 28, 2021, the Emerging Markets Value Fund had an average daily outstanding balance of $67,556, a weighted average interest rate of 3.25%, incurred interest expense of $2,226 and had a maximum amount outstanding of $8,304,000.  During the period ended February 28, 2021, the Mid Cap Value Fund had an average daily outstanding balance of $33,071, a weighted average interest rate of 3.25%, incurred interest expense of $1,089 and had a maximum amount outstanding of $3,359,000. At February 28, 2021, the Funds had no outstanding loan amounts.

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2021

NOTE 10 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of February 28, 2021, the components of accumulated earnings/(losses) on a tax basis were as follows:

		Emerging		International
	Mid Cap	Markets	Small Cap	Small Cap
	Value Fund	Value Fund	Value Fund	Value Fund
Cost of investments(a)	$81,143,928	$371,013,334	$59,878,248	$3,011,978
Gross unrealized appreciation	41,656,619	87,900,071	15,792,325	669,661
Gross unrealized depreciation	(4,945,383)	(43,200,456)	(2,575,792)	(276,385)
Net unrealized appreciation(a)	36,711,236	44,699,615	13,216,533	393,276
Net unrealized on foreign currency	—	(54,124)	—	(94)
Undistributed ordinary income	1,071,635	1,600,044	570,926	33,493
Total distributable earnings	1,071,635	1,600,044	570,926	33,493
Other accumulated gains/(losses)	(786,746)	(2,195,384)	(1,078,724)	(329,183)
Total accumulated earnings/(losses)	$36,996,125	$44,050,151	$12,708,735	$97,492

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to the tax deferral of losses on wash sales adjustments.

At February 28, 2021, the following Fund had tax basis capital losses to offset future capital gains:

	Long-Term Capital	Short-Term Capital
	Loss Carryover	Loss Carryover	Expires
Mid Cap Value Fund	$786,746	$—	Indefinite
Emerging Markets Value Fund	2,195,384	—	Indefinite
Small Cap Value Fund	1,078,724	—	Indefinite
International Small Cap Value Fund	291,427	37,756	Indefinite

The tax character of distributions paid during the years ended February 28, 2021 and February 29, 2020 were as follows:

	Year Ended	Year Ended
	February 28, 2021	February 29, 2020
Mid Cap Value Fund
Ordinary income	$1,034,328	$522,514
Long-term capital gains	1,595,007	218,926

Emerging Markets Value Fund
Ordinary income	$3,686,619	$10,987,642
Long-term capital gains	913,668	2,301,883

Small Cap Value Fund
Ordinary income	$41,860	$217,287
Long-term capital gains	717,640	—

International Small Cap Value Fund
Ordinary income	$35,826	$42,466

NOTE 11 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks. The following risks apply to all Funds, unless specifically noted.

• Market and Regulatory Risk. Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Funds’ performance. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes,

Pzena Funds
Notes to Financial Statements (Continued)
February 28, 2021

can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments.

• Foreign Securities Risk. Foreign securities are subject to special risks. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid than U.S. securities, which could affect the Funds’ investments. Foreign securities may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

• Value Style Investing Risk. The Adviser follows an investing style that favors value investments. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Funds may underperform other funds that use different investing styles.

• Mid Cap Company Risk (Mid Cap Value Fund). A mid cap company may be more vulnerable to adverse business or economic events than stocks of larger companies. These stocks present greater risks than securities of larger, more diversified companies.

• Emerging Markets Risk (Emerging Markets Value Fund and International Small Cap Value Fund). Emerging markets are markets of countries in the initial stages of industrialization and that generally have low per capita income. In addition to the risks of foreign securities in general, emerging markets are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than more developed countries.

• Currency Risk (Emerging Markets Value Fund and International Small Cap Value Fund). Changes in foreign currency exchange rates will affect the value of what each Fund owns and each Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets and the risk is especially high in emerging markets.

• P-Note Risk (Emerging Markets Value Fund). P-Notes are a type of equity-linked derivative which generally are traded over-the-counter. Even though a P-Note is intended to reflect the performance of the underlying equity security, the performance of a P-Note will not replicate exactly the performance of the issuers or markets that the P-Note seeks to replicate due to transaction costs and other expenses. In addition, P-Notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the P-Notes will not fulfill its contractual obligation to complete the transaction with the Fund.

• Small Cap Company Risk (Small Cap Value Fund and International Small Cap Value Fund). Investing in securities of small cap companies may involve greater risk than investing in larger, more established companies because they can be subject to more abrupt or erratic share price changes. Smaller companies may have limited product lines, or limited market or financial resources and their management may be dependent on a limited number of key individuals. Securities of these companies may have limited market liquidity and their prices may be more volatile. These stocks present greater risks than securities of larger, more diversified companies.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Advisors Series Trust and
Shareholders of Pzena Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Pzena Mid Cap Value Fund, Pzena Emerging Markets Value Fund, Pzena Small Cap Value Fund, and Pzena International Small Cap Value Fund (the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of February 28, 2021, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated in table below, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of February 28, 2021, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds	Statement of	Statements of
Constituting Pzena Funds	Operations	Changes in Net Assets	Financial Highlights
Pzena Mid Cap Value Fund,	For the year ended	For each of the two years	For each of the five years in the
Pzena Emerging Markets Value Fund	February 28, 2021	in the period ended	period ended February 28, 2021
February 28, 2021

Pzena Small Cap Value Fund	For the year ended	For each of the two years	For each of the four years in the
	February 28, 2021	in the period ended	period ended February 28, 2021
		February 28, 2021	and for the period April 27, 2016
(commencement of operations)
through February 28, 2017

Pzena International	For the year ended	For each of the two years	For each of the two years in the
Small Cap Value Fund	February 28, 2021	in the period ended	period ended February 28, 2021
		February 28, 2021	and for the period July 2, 2018
(commencement of operations)
through February 28, 2019

Basis for Opinion

These financial statements are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
April 29, 2021

Pzena Funds
Expense Example
February 28, 2021 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs including sales charges (loads), if applicable; redemption fees, if applicable; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period (September 1, 2020 to February 28, 2021).

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates changes by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of each table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Pzena Funds
Expense Example (Continued)
February 28, 2021 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
Investor Class	9/1/20	2/28/21	9/1/20 – 2/28/21
Actual
Mid Cap Value Fund	$1,000.00	$1,493.70	$7.61
Emerging Markets Value Fund	1,000.00	1,336.30	8.28
Small Cap Value Fund	1,000.00	1,493.90	8.60
International Small Cap Value Fund	1,000.00	1,337.40	8.29

Hypothetical (5% return before expenses)
Mid Cap Value Fund	$1,000.00	$1,018.70	$6.16
Emerging Markets Value Fund	1,000.00	1,017.70	7.15
Small Cap Value Fund	1,000.00	1,017.90	6.95
International Small Cap Value Fund	1,000.00	1,017.70	7.15

(1)
The Mid Cap Value Fund, Emerging Markets Value Fund, Small Cap Value Fund, and International Small Cap Value Fund expenses are equal to the expense ratio of 1.23%, 1.43%, 1.39%, and 1.43%, respectively, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the six-month period of operation of the Funds). The ending account values in the table are based on its actual total returns of the Investor Class shares of each Fund. The Mid Cap Value Fund, Emerging Markets Value Fund, Small Cap Value Fund, and International Small Cap Value Fund’s Investor Class shares returned 49.37%, 33.63%,  49.39%, and 33.74%, respectively.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(2)
Institutional Class	9/1/20	2/28/21	9/1/20 – 2/28/21
Actual
Mid Cap Value Fund	$1,000.00	$1,495.90	$5.57
Emerging Markets Value Fund	1,000.00	1,338.10	6.26
Small Cap Value Fund	1,000.00	1,496.30	6.81
International Small Cap Value Fund	1,000.00	1,339.50	6.79

Hypothetical (5% return before expenses)
Mid Cap Value Fund	$1,000.00	$1,020.33	$4.51
Emerging Markets Value Fund	1,000.00	1,019.44	5.41
Small Cap Value Fund	1,000.00	1,019.34	5.51
International Small Cap Value Fund	1,000.00	1,018.99	5.86

(2)
The Mid Cap Value Fund, Emerging Markets Value Fund, Small Cap Value Fund, and International Small Cap Value Fund expenses are equal to the expense ratio of 0.90%, 1.08%, 1.10%, and 1.17%, respectively, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the six-month period of operation of the Funds). The ending account values in the table are based on its actual total returns of the Institutional Class shares of each Fund. The Mid Cap Value Fund, Emerging Markets Value Fund, Small Cap Value Fund, and International Small Cap Value Fund’s Institutional Class shares returned 49.59%, 33.81%,  49.63%, and 33.95%, respectively.

Pzena Funds
Information about Trustees and Officers (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held During
Name, Address	Held with	of Time	During Past	Overseen by	Past Five
and Age	the Trust	Served*	Five Years	Trustee(2)	Years(3)
Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha Gamma	4	Trustee, Advisors
(age 74)		term;	Delta Housing Corporation		Series Trust
615 E. Michigan Street		since	(collegiate housing management)		(for series not
Milwaukee, WI 53202		March	(2012 to July 2019); Trustee		affiliated with the
		2014.	and Chair (2000 to 2012),		Funds).
New Covenant Mutual Funds
(1999 to 2012); Director and
Board Member, Alpha Gamma
Delta Foundation (philanthropic
organization) (2005 to 2011).

David G. Mertens	Trustee	Indefinite	Partner and Head of Business	4	Trustee, Advisors
(age 60)		term;	Development Ballast Equity		Series Trust
615 E. Michigan Street		since	Management, LLC (a privately-		(for series not
Milwaukee, WI 53202		March	held investment advisory firm)		affiliated with the
		2017.	(February 2019 to present);		Funds).
Managing Director and Vice
President, Jensen Investment
Management, Inc. (a privately-
held investment advisory firm)
(2002 to 2017).

Joe D. Redwine	Trustee	Indefinite	Retired; formerly Manager,	4	Trustee, Advisors
(age 73)		term;	President, CEO, U.S. Bancorp		Series Trust
615 E. Michigan Street		since	Fund Services, LLC and its		(for series not
Milwaukee, WI 53202		September	predecessors (May 1991 to		affiliated with the
		2008.	July 2017).		Funds).

Pzena Funds
Information about Trustees and Officers (Unaudited) (Continued)

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held During
Name, Address	Held with	of Time	During Past	Overseen by	Past Five
and Age	the Trust	Served*	Five Years	Trustee(2)	Years(3)
Raymond B. Woolson	Chairman	Indefinite	President, Apogee Group, Inc.	4	Trustee, Advisors
(age 62)	of the	term;	(financial consulting firm)		Series Trust
615 E. Michigan Street	Board	since	(1998 to present).		(for series not
Milwaukee, WI 53202		January			affiliated with
		2020.			the Funds);
	Trustee	Indefinite			Independent
		term;			Trustee,
		since			DoubleLine
		January			Funds Trust
		2016.			(an open-end
investment
company with
20 portfolios),
DoubleLine
Opportunistic
Credit Fund,
DoubleLine
Selective Credit
Fund and
DoubleLine
Income Solutions
Fund, from 2010
to present.

Pzena Funds
Information about Trustees and Officers (Unaudited) (Continued)

Term of
	Position	Office and
Name, Address	Held with	Length of	Principal Occupation
and Age	the Trust	Time Served	During Past Five Years
Officers

Jeffrey T. Rauman	President,	Indefinite	Senior Vice President, Compliance and Administration,
(age 52)	Chief	term; since	U.S. Bank Global Fund Services (February 1996 to present).
615 E. Michigan Street	Executive	December 2018.
Milwaukee, WI 53202	Officer and
Principal
Executive
Officer

Cheryl L. King	Vice	Indefinite	Vice President, Compliance and Administration, U.S. Bank
(age 59)	President,	term; since	Global Fund Services (October 1998 to present).
615 E. Michigan Street	Treasurer and	December 2007.
Milwaukee, WI 53202	Principal
Financial
Officer

Kevin J. Hayden	Assistant	Indefinite	Vice President, Compliance and Administration, U.S. Bank
(age 49)	Treasurer	term; since	Global Fund Services (June 2005 to present).
615 E. Michigan Street		September 2013.
Milwaukee, WI 53202

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance and Administration,
(age 38)	Treasurer	term; since	U.S. Bank Global Fund Services (July 2010 to present).
615 E. Michigan Street		December 2018.
Milwaukee, WI 53202

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bank Global Fund Services and
(age 63)	President,	term; since	Vice President, U.S. Bank N.A. (February 2008 to present).
615 E. Michigan Street	Chief	September 2009.
Milwaukee, WI 53202	Compliance
Officer and
AML Officer

Elaine E. Richards, Esq.	Vice	Indefinite	Senior Vice President, U.S. Bank Global Fund Services
(age 52)	President	term; since	(July 2007 to present).
2020 East Financial Way,	and	September 2019.
Suite 100	Secretary
Glendora, CA 91741

*
The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of February 28, 2021, the Trust was comprised of 34 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-844-PZN-1996 (1-844-796-1996).

Pzena Funds
Approval of Investment Advisory Agreement (Unaudited)

At meetings held on October 19-20 and December 10-11, 2020, the Board (which is comprised of four persons, all of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Pzena Investment Management, LLC (the “Adviser”) on behalf of the Pzena Mid Cap Value Fund (the “Mid Cap Fund”), Pzena Emerging Markets Value Fund (the “Emerging Markets Fund”), Pzena Small Cap Value Fund (the “Small Cap Fund”) and Pzena International Small Cap Value Fund (“International Fund”) (each, a “Fund,” and together, the “Funds”).  At both meetings, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Funds, as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds, noting that the Adviser currently serves as investment sub-adviser to a number of mutual funds not affiliated with the Trust and previously managed its own family of proprietary mutual funds.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, as well as the Adviser’s cybersecurity program, liquidity risk management program, business continuity plan, and risk management process.  Additionally, the Board considered how the Advisor’s business continuity plan has operated during the recent COVID-19 pandemic.  The Board further considered its knowledge of the Adviser’s operations and noted that during the course of the prior year they had met with certain personnel of the Adviser in person or by videoconference to discuss the Funds’ performance and investment outlook as well as various marketing and compliance topics.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

2.
THE FUNDS’ HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Funds as of June 30, 2020 on both an absolute basis and in comparison to its peer funds utilizing Morningstar classifications, appropriate securities market benchmarks, and the Advisor’s similarly managed accounts.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. When reviewing a Fund’s performance against broad market benchmarks, the Board took into account the differences in portfolio construction between the Fund and such benchmarks as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

Mid Cap Fund: The Board noted that the Fund underperformed the peer group median of its Morningstar comparative universe for the one-, three- and five-year periods ended June 30, 2020. The Board also reviewed the performance of the Fund against a broad-based securities market benchmark, noting that it had underperformed its primary benchmark index over the one-, three- and five-year periods ended June 30, 2020.

The Board also considered the Fund’s performance compared to the Adviser’s similarly managed accounts, noting that the Fund outperformed the similarly managed accounts for the one-year period and underperformed for the three- and five-year periods.

Emerging Markets Fund: The Board noted that the Fund underperformed the peer group median of its Morningstar comparative universe for the one-, three-, and five-year periods ended June 30, 2020. The Board also reviewed the performance of the Fund against a broad-based securities market benchmark, noting that it had underperformed its primary benchmark index over the one-, three- and five-year periods ended June 30, 2020.

Pzena Funds
Approval of Investment Advisory Agreement (Unaudited) (Continued)

The Board also considered the Fund’s performance compared to the Adviser’s similarly managed accounts, noting that the Fund underperformed the similarly managed account composite for the one-, three-, and five-year periods.

Small Cap Fund: The Board noted that the Fund underperformed the peer group median of its Morningstar comparative universe for the one- and three-year periods ended June 30, 2020. The Board also reviewed the performance of the Fund against a broad-based securities market benchmark, noting that it had underperformed its primary benchmark index over the one- and three-year periods ended June 30, 2020.

The Board also considered that the Adviser does not manage any other accounts with a similar strategy to that of the Small Cap Fund.

International Fund: The Board noted that the Fund underperformed the peer group median of its Morningstar comparative niverse for the one-year period ended June 30, 2020. The Board also reviewed the performance of the Fund against a broad-based securities market benchmark, noting that it had underperformed its primary benchmark index over the one-year period ended June 30, 2020.

The Board also considered the Fund’s performance compared to the Adviser’s similarly managed accounts, noting that the Fund underperformed the similarly managed accounts for the one-year period.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to the peer funds and the Adviser’s similarly managed accounts for other types of clients, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

Mid Cap Fund: The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Fund of 0.90% (the “Expense Cap”).  The Board noted that the Fund’s total expense ratio was above the peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratio was above the peer group median and average.  The Board noted that the contractual advisory fee was above the peer group median and average, and that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the contractual advisory fee was also above the peer group median and average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the advisory fees received by the Adviser were below the peer group median and average for the year ended June 30, 2020.  The Board also took into consideration the services the Adviser provides to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were lower than, equal to, or higher than the fees charged to the Adviser’s similarly managed account clients depending on the asset level.

Emerging Markets Fund: The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Fund of 1.08% (the “Expense Cap”).  The Board noted that the Fund’s total expense ratio was below the peer group median and average, and that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratio was also below the peer group median and average.  The Board noted that the contractual advisory fee was above the peer group median and average, and that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the contractual advisory fee was above the peer group median and average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the advisory fees received by the Adviser were below the peer group median and average for the year ended June 30, 2020.  The Board also took into consideration the services the Adviser provides to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were equal to or higher than the fees charged to the Adviser’s similarly managed account clients depending on the asset level.

Small Cap Value Fund: The Board noted that the Adviser had contractually agreed to maintain annual expense ratios for the Fund of 1.10% (the “Expense Cap”).  The Board noted that the Fund’s total expense ratio was above the peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar

Pzena Funds
Approval of Investment Advisory Agreement (Unaudited) (Continued)

asset sizes, the Fund’s total expense ratios was above the peer group median and average.  The Board noted that the contractual advisory fee was above the peer group median and average, and that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the contractual advisory fee was also above the peer group median and average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the advisory fees received by the Adviser were below the peer group median and average for the year ended June 30, 2020. The Board also considered that the Adviser does not manage any other accounts with a similar strategy to that of the Small Cap Fund.

International Fund: The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Fund of 1.17% (the “Expense Cap”).  The Board noted that the Fund’s total expense ratio was above the peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratio was above the peer group median and average.  The Board noted that the contractual advisory fee was above the peer group median and average, and that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the contractual advisory fee was above the peer group median and average. The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the Adviser received no advisory fees for the year ended June 30, 2020. The Board found that the management fees charged to the Fund were equal to or higher than the fees charged to the Adviser’s similarly managed account clients depending on the asset level.

The Board determined that it would continue to monitor the appropriateness of the advisory fees for the Funds and concluded that, at this time, the fees to be paid to the Adviser were fair and reasonable.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders.  The Board further noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Funds do not exceed the specified Expense Caps. The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Funds.  The Board considered the profitability to the Adviser from its relationship with the Funds and considered any additional material benefits derived by the Adviser from its relationship with the Funds, such as Rule 12b-1 fees received from the Funds’ Investor Class shares.  The Board also considered “soft dollar” benefits that may be received by the Adviser in exchange for Fund brokerage.  The Board noted the Adviser’s separate account clients are not invested in the Funds, and as a result the Adviser was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Funds, but rather the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Adviser, including the advisory fee, was fair and reasonable to the Funds.  The Board, including a majority of the Independent Trustees, therefore determined that the continuance of the Advisory Agreement for the Funds would be in the best interest of each Fund and its shareholders.

Pzena Funds
Notice to Shareholders
February 28, 2021 (Unaudited)

Federal Tax Distribution Information

For the year ended February 28, 2021, the Mid Cap Value Fund, Emerging Markets Value Fund, Small Cap Value Fund, and International Small Cap Value Fund designated $1,034,328, $3,686,619, $41,860 and $35,826 as ordinary income, respectively, and $1,595,007, $913,668, $717,640 and $0 as long-term capital gains, respectively, for purposes of the dividends paid deduction.

Certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Tax Cuts and Jobs Act of 2017.  For the fiscal year ended February 28, 2021, the percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Mid Cap Value Fund	98.31%
Emerging Markets Value Fund	88.26%
Small Cap Value Fund	100.00%
International Small Cap Value Fund	96.30%

For corporate shareholders in the Funds, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended February 28, 2021, was as follows:

Mid Cap Value Fund	96.87%
Emerging Markets Value Fund	2.15%
Small Cap Value Fund	100.00%
International Small Cap Value Fund	0.00%

For the year ended February 28, 2021, the Emerging Markets Value Fund and International Small Cap Value Fund designated the following amounts as foreign taxes paid pursuant to section 853 of the Internal Revenue Service Code:

	Creditable	Shares
	Foreign Tax	Outstanding at	Per Share
	Credit Paid	2/28/2021	Amount
Emerging Markets Value Fund	$1,279,500	35,510,030	$0.036032
International Small Cap Value Fund	5,806	354,219	0.016391

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-844-PZN-1996 (1-844-796-1996) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-844-PZN-1996 (1-844-796-1996). Furthermore, you can obtain a Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT (beginning with filings after March 31, 2020).  The Funds’ Form N-PORT is available on the SEC website at http://www.sec.gov. Information included in the Funds’ Form N-PORT is also available by calling 1-844-PZN-1996 (1-844-796-1996).

Householding

In an effort to decrease costs, the Transfer Agent intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-844-PZN-1996 (1-844-796-1996) to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Pzena Funds
Statement Regarding Liquidity Risk Management Program (Unaudited)

Each Fund has adopted a liquidity risk management program (the “program”). The Board has designated a committee at the Advisor to serve as the administrator of the program. The Advisor’s committee conducts the day-to-day operation of the programs pursuant to policies and procedures administered by the committee.

Under the program, the Advisor’s committee manages each Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of each Fund’s illiquid investments, and utilizing various risk management tools and facilities available to each Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of each Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period June 1, 2019 through June 30, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing each Fund’s liquidity risk.

Pzena Funds
Privacy Notice

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Adviser
Pzena Investment Management, LLC
320 Park Avenue, 8th Floor
New York, New York 10022

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, New York 10019

Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus, To obtain a free prospectus, please call 1-844-PZN-1996 (1-844-796-1996).

ZP-ANNUAL

(b)  Not Applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/2021	FYE 2/29/2020
Audit Fees	$75,600	$94,500
Audit-Related Fees	N/A	N/A
Tax Fees	$14,400	$18,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/2021	FYE 2/29/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/2021	FYE 2/29/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)      /s/Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date    May 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date    May 6, 2021

By (Signature and Title)      /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal
Financial Officer

Date    May 6, 2021